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                                        RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,

                                                       as Depositor

                                                            and

                                                 WILMINGTON TRUST COMPANY

                                                     as Owner Trustee

                                         ________________________________________

                                                      TRUST AGREEMENT

                                                Dated as of August 30, 2006

                                         ________________________________________

                                           GMACM HOME EQUITY LOAN TRUST 2006-HE3
                                        GMACM Home Equity Loan-Backed Certificates,
                                                      Series 2006-HE3

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         Section 4.06.         Prior Notice to Certificateholders and the Enhancer with Respect to Certain Matters
                               16

         This trust  agreement,  dated as of August 30,  2006 (as amended  from time to time,  the "Trust  Agreement"),  is between Residential Asset Mortgage Products, Inc., a Delaware corporation,  as depositor (the "Depositor"),  and Wilmington
Trust Company, a Delaware banking corporation, as owner trustee (the "Owner Trustee").

                                                        WITNESSETH:

         WHEREAS, the Depositor and the Owner Trustee desire to form a Delaware statutory trust;

         NOW,  THEREFORE,  in consideration of the mutual agreements herein contained,  the Depositor and the Owner Trustee agree as follows:

ARTICLE I

                                                        Definitions

Section 1.01......Definitions.  For all purposes of this Trust Agreement,  except as otherwise expressly provided herein or unless the  context  otherwise  requires,  capitalized  terms used  herein that are not  otherwise  defined  shall have the meanings  ascribed  thereto in Appendix A to the  indenture  dated as of August 30, 2006 (the  "Indenture"),  between GMACM
Home Equity Loan Trust 2006-HE3,  as Issuer,  and JPMorgan Chase Bank,  National  Association,  as Indenture  Trustee.  All
other capitalized terms used herein shall have the meanings specified herein.

Section 1.02......Other Definitional Provisions.

(a)      All terms defined in this Trust  Agreement  shall have the defined  meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

(b)      As used in this Trust  Agreement and in any  certificate  or other document made or delivered  pursuant  hereto or thereto,  accounting  terms  not  defined  in this  Trust  Agreement  or in any such  certificate  or other  document,  and accounting  terms partly  defined in this Trust  Agreement or in any such  certificate  or other document to the extent not defined,  shall have the respective  meanings given to them under generally accepted accounting  principles.  To the extent that the  definitions  of  accounting  terms in this Trust  Agreement  or in any such  certificate  or other  document  are inconsistent with the meanings of such terms under generally accepted accounting  principles,  the definitions contained in this Trust Agreement or in any such certificate or other document shall control.

(c)      The words  "hereof,"  "herein,"  "hereunder"  and words of similar import when used in this Trust  Agreement shall refer to this Trust Agreement as a whole and not to any particular  provision of this Trust Agreement;  Section and Exhibit references  contained in this Trust Agreement are references to Sections and Exhibits in or to this Trust Agreement  unless otherwise specified;  the term "including" shall mean "including without limitation";  "or" shall include "and/or"; and the term "proceeds" shall have the meaning ascribed thereto in the UCC.

(d)      The  definitions  contained in this Trust  Agreement are applicable to the singular as well as the plural forms of such terms and to the masculine as well as to the feminine and neuter genders of such terms.

(e)      Any agreement,  instrument or statute defined or referred to herein or in any instrument or certificate  delivered in connection herewith means such agreement,  instrument or statute as from time to time amended,  modified or supplemented and  includes  (in  the  case  of  agreements  or  instruments)  references  to all  attachments  thereto  and  instruments incorporated therein; references to a Person are also to its permitted successors and assigns.

ARTICLE II

                                                       Organization

Section 2.01......Name. The trust created  hereby shall be known as "GMACM Home Equity Loan Trust  2006-HE3," in which name the Owner  Trustee may conduct the business of the Trust,  make and execute  contracts and other  instruments  on behalf of the Trust and sue and be sued.

Section 2.02......Office.  The office of the Trust shall be in care of the Owner Trustee at the  Corporate  Trust Office or at such other  address in Delaware as the Owner  Trustee may  designate by written  notice to the  Certificateholders,  the
Depositor, and the Enhancer.

Section 2.03......Purposes and Powers.  The purpose of the Trust is to engage in the following activities:

(i)      to issue the Notes  pursuant to the Indenture and the  Certificates  pursuant to this Trust  Agreement and to sell the Notes and the Certificates;

(ii)     to purchase the Mortgage Loans and to pay the organizational, start-up and transactional expenses of the Trust;

(iii)    to assign,  grant,  transfer,  pledge and convey the Mortgage Loans pursuant to the Indenture and to hold,  manage and  distribute  to the  Certificateholders  pursuant to Section 5.01 any portion of the Mortgage  Loans  released from the
Lien of, and remitted to the Trust pursuant to, the Indenture;

(iv)     to enter into and perform its obligations under the Basic Documents to which it is to be a party;

(v)      to engage in those activities,  including entering into agreements, that are necessary,  suitable or convenient to accomplish  the foregoing or are  incidental  thereto or connected  therewith,  including,  without  limitation,  to accept additional contributions of equity that are not subject to the Lien of the Indenture; and

(vi)     subject  to  compliance  with the Basic  Documents,  to engage in such  other  activities  as may be  required  in connection with conservation of the Trust Estate and the making of distributions to the Securityholders.

The Trust is hereby  authorized to engage in the  foregoing  activities.  The Trust shall not engage in any activity  other than in connection  with the foregoing or other than as required or authorized by the terms of this Trust  Agreement or the other  Basic  Documents  while any Note is  outstanding  without  the  consent of the  Certificateholders  of  Certificates evidencing  a majority of the  aggregate  Certificate  Percentage  Interest of each Class of  Certificates,  the  Indenture
Trustee, the Enhancer and the Noteholders of Notes representing a majority of the aggregate Voting Rights of the Notes.

Section 2.04.     Appointment of Owner  Trustee.  The Depositor  hereby  appoints the Owner Trustee as trustee of the Trust effective as of the date hereof, to have all the rights, powers and duties set forth herein.

Section 2.05.     Initial Capital  Contribution of Trust Estate. In consideration of the delivery by the Owner Trustee,  on behalf of the Trust,  of the Securities to the Depositor or its designee,  upon the order of the Depositor,  the Depositor, as of the Closing Date and concurrently  with the execution and delivery hereof,  does hereby  transfer,  assign,  set over and  otherwise  convey to the  Trust,  without  recourse,  but  subject  to the other  terms and  provisions  of this Trust
Agreement,  all of the right,  title and interest of the  Depositor in and to the Trust  Estate.  The  foregoing  transfer, assignment,  set over and  conveyance  does not, and is not intended to, result in a creation or an assumption by the Trust of any  obligation  of the  Depositor or any other  Person in  connection  with the Trust Estate or under any  agreement or instrument relating thereto, except as specifically set forth herein.

         The Owner Trustee,  on behalf of the Trust,  acknowledges the conveyance to the Trust by the Depositor,  as of the
Closing  Date, of the Trust  Estate,  including all right,  title and interest of the Depositor in and to the Trust Estate.
Concurrently  with such  conveyance  and in exchange  therefor,  the Trust has pledged  the Trust  Estate to the  Indenture
Trustee and has executed the Certificates and the Notes and caused them to be duly authenticated and delivered.

Section 2.06.     Declaration  of Trust.  The Owner  Trustee  hereby  declares that it shall hold the Trust Estate in trust upon and  subject to the  conditions  set forth  herein for the use and benefit of the  Certificateholders,  subject to the obligations of the Trust under the Basic  Documents.  It is the intention of the parties  hereto that the Trust  constitute a statutory trust under the Statutory Trust Statute and that this Trust  Agreement  constitute the governing  instrument of such  statutory  trust.  Effective as of the date hereof,  the Owner Trustee  shall have all rights,  powers and duties set forth  herein and in the  Statutory  Trust  Statute  with respect to  accomplishing  the  purposes of the Trust.  It is the intention of the parties  hereto that,  solely for federal,  state and local income and franchise  tax purposes,  the Trust shall be treated as an entity  wholly owned by the Depositor or an affiliate  thereof,  with the assets of the entity being the Trust  Estate.  It is the further  intention of the parties  that an election to be treated as a REMIC  ("REMIC I") for federal  income tax  purposes  be made with  respect to the Trust  Estate,  exclusive  of the  Pre-Funding  Account and the
Capitalized  Interest  Account,  each of which  shall be treated as an  "outside  reserve  fund" for  purposes of the REMIC
Provisions  and that a second  election  to be  treated as a REMIC be made with  respect  to the REMIC I Regular  Interests
("REMIC II"). The Issuer will provide for the  administration  of the REMICs  pursuant to Article XI of the Indenture.  The provisions  of this Trust  Agreement  shall be  interpreted  to further  such  intentions.  Neither the  Depositor  nor any
Certificateholder  shall  have any  personal  liability  for any  liability  or  obligation  of the  Trust,  other than the indemnification obligation provided in Section 7.02 herein.

Section 2.07.     Title to Trust  Property.  Legal title to the Trust Estate shall be vested at all times in the Trust as a separate  legal entity except where  applicable law in any  jurisdiction  requires title to any part of the Trust Estate to be vested in a trustee or  trustees,  in which case title shall be deemed to be vested in the Owner  Trustee,  a co-trustee and/or a separate trustee, as the case may be.

Section 2.08.     Situs of Trust.  The Trust will be located and  administered in the State of Delaware.  All bank accounts maintained  by the Owner  Trustee  on  behalf  of the Trust  shall be  located  in the  State of  Delaware  or the State of
Minnesota.  The Trust shall not have any  employees  in any state other than  Delaware;  provided,  however,  that  nothing herein  shall  restrict or prohibit  the Owner  Trustee  from having  employees  within or without the State of Delaware or taking  actions  outside  the State of  Delaware in order to comply with  Section  2.03.  Payments  will be received by the
Trust only in Delaware or  Minnesota,  and payments  will be made by the Trust only from  Delaware or  Minnesota.  The only office of the Trust will be at the Corporate Trust Office of the Owner Trustee in Delaware.

Section 2.09.     Representations  and Warranties of the  Depositor.  The Depositor  hereby  represents and warrants to the
Owner Trustee and the Enhancer that:

(a)      The Depositor is duly  organized  and validly  existing as a  corporation  in good standing  under the laws of the
State of Delaware,  with power and  authority to own its  properties  and to conduct its  business as such  properties  are currently owned and such business is at present conducted.

(b)      The  Depositor is duly  qualified to do business as a foreign  corporation  in good  standing and has obtained all necessary  licenses and  approvals in all  jurisdictions  in which the ownership or lease of its property or the conduct of its  business  shall  require  such  qualifications  and in which the failure to so qualify  would have a material  adverse effect on the business,  properties,  assets or condition  (financial or otherwise) of the Depositor and the ability of the
Depositor to perform under this Trust Agreement.

(c)      The Depositor has the power and authority to execute and deliver this Trust  Agreement and to carry out its terms;
the Depositor  has full power and  authority to sell and assign the property to be sold and assigned to and deposited  with the Trust as part of the Trust and the Depositor has duly  authorized  such sale and assignment and deposit to the Trust by all necessary  corporate  action;  and the  execution,  delivery and  performance  of this Trust  Agreement  have been duly authorized by the Depositor by all necessary corporate action.

(d)      The consummation of the transactions  contemplated by this Trust Agreement and the fulfillment of the terms hereof do not conflict with,  result in any material breach of any of the terms and provisions of, or constitute  (with or without notice or lapse of time) a material  default  under,  the  articles of  incorporation  or bylaws of the  Depositor,  or any material  indenture,  agreement or other  instrument to which the Depositor is a party or by which it is bound;  nor result in the  creation  or  imposition  of any Lien  upon any of its  properties  pursuant  to the  terms of any such  indenture, agreement or other  instrument  (other than  pursuant to the Basic  Documents);  nor violate any law or, to the best of the
Depositor's  knowledge,  any order, rule or regulation  applicable to the Depositor of any court or of any federal or state regulatory body,  administrative  agency or other governmental  instrumentality  having  jurisdiction over the Depositor or its properties.

Section 2.10.     Payment of Trust Fees.  The Owner Trustee  shall pay the Trust's fees and expenses  incurred with respect to the performance of the Trust's duties under the Indenture.

ARTICLE III

                                      Conveyance of the Mortgage Loans; Certificates

Section 3.01.     Conveyance of the Mortgage Loans.  The Depositor,  concurrently  with the execution and delivery  hereof, does  hereby  transfer,  convey  and  assign to the  Trust,  on behalf of the  Securityholders  and the  Enhancer,  without recourse,  all its right, title and interest in and to the Initial Mortgage Loans,  including but not limited to any rights of the Depositor under the Purchase Agreement.  The Depositor shall also provide the Indenture Trustee with the Policy.

         The parties hereto intend that, for non-tax purposes,  the transaction set forth herein be a sale by the Depositor to the Trust of all of its  right,  title and  interest  in and to the  Initial  Mortgage  Loans.  In the event  that,  for non-tax  purposes,  the transaction set forth herein is not deemed to be a sale, the Depositor hereby grants to the Trust a security  interest in all of its right,  title and interest in, to and under the Initial Mortgage Loans, all  distributions thereon and all proceeds thereof; and this Trust Agreement shall constitute a security agreement under applicable law.

Section 3.02.     Initial  Ownership.  Upon the formation of the Trust by the  contribution  by the  Depositor  pursuant to
Section  2.05  and the  conveyance  of the  Initial  Mortgage  Loans  pursuant  to  Section  3.01 and the  issuance  of the
Certificates, GMACM shall be the sole Certificateholder of each Class of Certificates.

Section 3.03.     Issuance of Certificates.  The  Certificates of each Class shall be issued in minimum  denominations of a
Percentage  Interest of 10.0000% and integral  multiples of 0.0001% in excess thereof.  The Class SB Certificates  shall be issued  in  substantially  the  form  attached  hereto  as  Exhibit  A. The  Class  R-I  Certificates  and the  Class  R-II
Certificates shall be issued in substantially the form attached hereto as Exhibits I-1 and I-2, respectively.

         The  Certificates  shall be  executed on behalf of the Trust by manual or  facsimile  signature  of an  authorized officer of the Owner Trustee and  authenticated  in the manner  provided in Section 3.04.  Certificates  bearing the manual or facsimile  signatures of individuals who were, at the time when such signatures  shall have been affixed,  authorized to sign on behalf of the Trust,  shall be validly issued and entitled to the benefit of this Trust Agreement,  notwithstanding that such  individuals  or any of them shall have ceased to be so authorized  prior to the  authentication  and delivery of such Certificates or did not hold such offices at the date of authentication  and delivery of such  Certificates.  A Person
shall  become  a   Certificateholder   and  shall  be  entitled  to  the  rights  and  subject  to  the  obligations  of  a
Certificateholder  hereunder  upon such  Person's  acceptance  of a Certificate  duly  registered  in such  Person's  name, pursuant to Section 3.05.

         A transferee of a Certificate shall become a Certificateholder  and shall be entitled to the rights and subject to the obligations of a  Certificateholder  hereunder upon such  transferee's  acceptance of a Certificate  duly registered in such transferee's name pursuant to and upon satisfaction of the conditions set forth in Section 3.05.

Section 3.04.     Authentication  of Certificates.  Concurrently  with the acquisition of the Initial Mortgage Loans by the
Trust,  the Owner Trustee or the Certificate  Paying Agent shall cause the Certificates in an initial  Percentage  Interest of 100.00% to be executed  on behalf of the Trust,  authenticated  and  delivered  to or upon the  written  order of GMACM, signed by its chairman of the board,  its president or any vice president,  without further  corporate  action by GMACM, in authorized  denominations.  No  Certificate  shall  entitle the  Certificateholder  thereof to any benefit under this Trust
Agreement  or be valid for any purpose  unless there shall  appear on such  Certificate  a  certificate  of  authentication substantially  in the form set forth in Exhibit A. Exhibit I-1 or Exhibit I-2 hereto,  executed by the Owner Trustee or the
Certificate  Paying Agent, by manual signature,  and such  authentication  shall constitute  conclusive  evidence that such
Certificate  has been  duly  authenticated  and  delivered  hereunder.  All  Certificates  shall be dated the date of their authentication.

Section 3.05.     Registration  of and  Limitations on Transfer and Exchange of  Certificates.  The  Certificate  Registrar
shall keep or cause to be kept, at the office or agency  maintained  pursuant to Section  3.09, a  Certificate  Register in which,  subject to such  reasonable  regulations  as it may  prescribe,  the  Certificate  Registrar  shall provide for the registration of  Certificates  and of transfers and exchanges of Certificates  as herein  provided.  The Indenture  Trustee shall be the initial Certificate  Registrar.  If the Certificate  Registrar resigns or is removed,  the Owner Trustee shall appoint a successor Certificate Registrar.

         Subject to  satisfaction  of the conditions set forth below,  upon surrender for  registration  of transfer of any
Certificate at the office or agency  maintained  pursuant to Section 3.09,  the Owner Trustee shall  execute,  authenticate and deliver (or shall cause the Certificate  Registrar as its  authenticating  agent to authenticate  and deliver),  in the name of the designated  transferee or  transferees,  one or more new  Certificates  in authorized  denominations  of a like aggregate  amount dated the date of  authentication  by the Owner Trustee or any  authenticating  agent. At the option of a
Certificateholder,  Certificates  may be exchanged for other  Certificates of authorized  denominations of a like aggregate amount upon surrender of the Certificates to be exchanged at the office or agency maintained pursuant to Section 3.09.

         Every  Certificate  presented or surrendered  for  registration  of transfer or exchange shall be accompanied by a written  instrument of transfer in form  satisfactory to the Certificate  Registrar duly executed by the  Certificateholder or such  Certificateholder's  attorney  duly  authorized in writing.  Each  Certificate  surrendered  for  registration  of transfer or exchange shall be cancelled and  subsequently  disposed of by the Certificate  Registrar in accordance with its customary practice.

         No service  charge  shall be made for any  registration  of transfer or  exchange of  Certificates,  but the Owner
Trustee or the Certificate  Registrar may require payment of a sum sufficient to cover any tax or governmental  charge that may be imposed in connection with any transfer or exchange of Certificates.

         Except as described  below,  each  Certificateholder  shall establish its non-foreign  status by submitting to the
Certificate  Paying Agent an IRS Form W-9 and the  Certificate of Non-Foreign  Status (in  substantially  the form attached hereto as Exhibit F).

         A Certificate may be transferred to a  Certificateholder  unable to establish its non-foreign  status as described in the  preceding  paragraph  only if  such  Certificateholder  provides  an  Opinion  of  Counsel  to the  Depositor,  the
Certificate  Registrar and the Enhancer,  which Opinion of Counsel shall not be an expense of the Trust, the Owner Trustee, the Certificate  Registrar or the Depositor,  satisfactory  to the Depositor and the Enhancer,  that such transfer (1) will not affect the tax status of the Owner Trust and (2) will not adversely affect the interests of any  Securityholder  or the
Enhancer,  including,  without limitation,  as a result of the imposition of any United States federal withholding taxes on the Owner  Trust  (except to the  extent  that such  withholding  taxes  would be payable  solely  from  amounts  otherwise
distributable   to  the   Certificate  of  the  prospective   transferee).   If  such  transfer  occurs  and  such  foreign
Certificateholder  becomes subject to such United States federal  withholding taxes, any such taxes will be withheld by the
Indenture  Trustee  at the  direction  of  the  Tax  Matters  Partner.  Each  Certificateholder  unable  to  establish  its non-foreign  status shall submit to the  Certificate  Paying  Agent a copy of its Form  W-8-BEN or such  successor  form as required by  then-applicable  regulations and shall resubmit such form every three years or with such frequency as required by then-applicable regulations.

         No transfer,  sale, pledge or other disposition of a Certificate shall be made unless such transfer,  sale, pledge or other  disposition  is  exempt  from the  registration  requirements  of the  Securities  Act and any  applicable  state securities  laws or is made in accordance  with the  Securities Act and such state laws. In the event of any such transfer, the Certificate  Registrar or the Depositor  shall prior to such transfer  require the transferee to execute (A) either (i)
(a) an investment letter in substantially  the form attached hereto as Exhibit C (or in such form and substance  reasonably satisfactory  to the  Certificate  Registrar and the  Depositor)  which  investment  letters shall not be an expense of the
Trust,  the Owner Trustee,  the Certificate  Registrar,  the Servicer or the Depositor and which  investment  letter states that, among other things, such transferee (a) is a "qualified  institutional  buyer" as defined under Rule 144A, acting for its own account or the accounts of other  "qualified  institutional  buyers" as defined  under Rule 144A,  and (b) is aware that the proposed  transferor  intends to rely on the exemption from  registration  requirements  under the Securities Act, provided by Rule 144A or (ii) (a) a written  Opinion of Counsel  acceptable  to and in form and substance  satisfactory  to the  Certificate  Registrar and the Depositor  that such  transfer may be made  pursuant to an  exemption,  describing  the applicable  exemption and the basis therefor,  from the Securities Act and such state laws or is being made pursuant to the
Securities Act and such state laws, which Opinion of Counsel shall not be an expense of the Trust,  the Owner Trustee,  the
Certificate  Registrar,  the  Servicer  or  the  Depositor  and  (b)  the  transferee  executes  a  representation  letter, substantially in the form of Exhibit D hereto, and the transferor  executes a representation  letter,  substantially in the form of Exhibit E hereto,  each acceptable to and in form and substance  satisfactory to the Certificate  Registrar and the
Depositor  certifying the facts  surrounding  such transfer,  which  representation  letters shall not be an expense of the
Trust, the Owner Trustee, the Certificate  Registrar,  the Servicer or the Depositor and (B) the Certificate of Non-Foreign
Status (in  substantially  the form  attached  hereto as  Exhibit F)  acceptable  to and in form and  substance  reasonably satisfactory to the Certificate  Registrar and the Depositor,  which  certificate shall not be an expense of the Trust, the
Owner Trustee,  the Certificate  Registrar or the Depositor.  If such  Certificateholder is unable to provide a Certificate of  Non-Foreign  Status,  such  Certificateholder  must  provide  an  Opinion of  Counsel  as  described  in the  preceding paragraph.  The  Certificateholder  desiring to effect such transfer shall,  and does hereby agree to, indemnify the Trust, the Owner Trustee, the Certificate  Registrar,  the Servicer, the Enhancer and the Depositor against any liability that may result if the  transfer is not so exempt or is not made in  accordance  with such  federal  and state laws.  No transfer of
Certificates  or any interest  therein shall be made to any Plan, any Person acting,  directly or indirectly,  on behalf of any such Plan or any Person  acquiring  such  Certificates  with Plan Assets unless the Depositor,  the Owner Trustee,  the
Certificate  Registrar and the Servicer are provided with an Opinion of Counsel that  establishes  to the  satisfaction  of the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar  and the Servicer  that the purchase of  Certificates  is permissible  under applicable law, will not constitute or result in any prohibited  transaction under ERISA or Section 4975 of the Code and will not subject the  Depositor,  the Owner  Trustee,  the  Certificate  Registrar  or the  Servicer to any
obligation  or liability  (including  obligations  or  liabilities  under ERISA or Section 4975 of the Code) in addition to those  undertaken in this Trust  Agreement,  which Opinion of Counsel shall not be an expense of the  Depositor,  the Owner
Trustee,  the  Certificate  Registrar or the  Servicer.  In lieu of such  Opinion of Counsel,  a Plan,  any Person  acting, directly or indirectly,  on behalf of any such Plan or any Person  acquiring such  Certificates  with Plan Assets of a Plan may provide a certification in the form of Exhibit G to this Trust Agreement,  which the Depositor,  the Owner Trustee, the
Certificate  Registrar  and the Servicer  may rely upon without  further  inquiry or  investigation.  Neither an Opinion of
Counsel nor a  certification  will be required in  connection  with the  initial  transfer of any such  Certificate  by the
Depositor to an Affiliate of the Depositor  (in which case,  the  Depositor or any such  Affiliate  shall be deemed to have represented  that such  Affiliate is not a Plan or a Person  investing Plan Assets of any Plan) and the Owner Trustee shall be entitled to conclusively rely upon a representation  (which,  upon the request of the Owner Trustee,  shall be a written representation) from the Depositor of the status of such transferee as an Affiliate of the Depositor.

         In addition, with respect to each Class R Certificate:

         (i)      Each Person who has or who acquires any Ownership Interest in a Class R Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions and to have irrevocably authorized the Certificate Paying Agent or its designee under clause (iii)(A) below to deliver payments to a Person other than such Person and to negotiate the terms of any mandatory sale under clause (iii)(B) below and to execute all instruments of transfer and to do all other things necessary in connection with any such sale.  The rights of each Person acquiring any Ownership Interest in a Class R Certificate are expressly subject to the following provisions:

                  (A)      Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall be a
         Permitted Transferee and shall promptly notify the Owner Trustee of any change or impending change in its status as a Permitted Transferee.

                  (B)      In connection with any proposed Transfer of any Ownership Interest in a Class R Certificate,
         the Certificate Registrar shall require delivery to it, and shall not register the Transfer of any Class R
         Certificate until its receipt of, (I) an affidavit and agreement (a "Transfer Affidavit and Agreement," in the form attached hereto as Exhibit J-1) from the proposed Transferee, in form and substance satisfactory to the
         Servicer, representing and warranting, among other things, that it is a Permitted Transferee, that it is not acquiring its Ownership Interest in the Class R Certificate that is the subject of the proposed Transfer as a nominee, trustee or agent for any Person who is not a Permitted Transferee, that for so long as it retains its
         Ownership Interest in a Class R Certificate, it will endeavor to remain a Permitted Transferee, and that it has reviewed the provisions of this Section 3.05 and agrees to be bound by them, and (II) a certificate, in the form attached hereto as Exhibit J-2, from the Certificateholder of a Class R Certificate wishing to transfer the
         Class R Certificate, in form and substance satisfactory to the Servicer, representing and warranting, among other things, that no purpose of the proposed Transfer is to impede the assessment or collection of tax.

                  (C)      Notwithstanding the delivery of a Transfer Affidavit and Agreement by a proposed Transferee under clause (B) above, if a Responsible Officer of the Certificate Registrar who is assigned to this Agreement has actual knowledge that the proposed Transferee is not a Permitted Transferee, no Transfer of an Ownership
         Interest in a Class R Certificate to such proposed Transferee shall be effected.

                  (D)      Each Person holding or acquiring any Ownership Interest in a Class R Certificate shall agree
         (x) to require a Transfer Affidavit and Agreement from any other Person to whom such Person attempts to transfer its Ownership Interest in a Class R Certificate and (y) not to transfer its Ownership Interest unless it provides a certificate to the Certificate Registrar in the form attached hereto as Exhibit J-2.

                  (E)      Each Person holding or acquiring an Ownership Interest in a Class R Certificate, by purchasing an Ownership Interest in such Certificate, agrees to give the Certificate Registrar written notice that it is a
         "pass-through interest holder" within the meaning of Temporary Treasury Regulations Section 1.67-3T(a)(2)(i)(A)
         immediately upon acquiring an Ownership Interest in a Class R Certificate, if it is, or is holding an Ownership
         Interest in a Class R Certificate on behalf of, a "pass-through interest holder."

         (ii)     The Certificate Registrar will register the Transfer of any Class R Certificate only if it shall have received the Transfer Affidavit and Agreement, a certificate of the Certificateholder of a Class R Certificate requesting such transfer in the form attached hereto as Exhibit G-2 and all of such other documents as shall have been reasonably required by the Certificate Registrar as a condition to such registration.  Transfers of the Class R Certificates to
Non-United States Persons and Disqualified Organizations are prohibited.

         (iii)    (A)      If any Disqualified Organization shall become a holder of a Class R Certificate, then the last preceding Permitted Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R Certificate.  If a Non-United States Person shall become a holder of a Class R Certificate, then the last preceding United States Person shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such
         Transfer of such Class R Certificate.  If a transfer of a Class R Certificate is disregarded pursuant to the provisions of Treasury Regulations Section 1.860E-1 or Section 1.860G-3, then the last preceding Permitted
         Transferee shall be restored, to the extent permitted by law, to all rights and obligations as Certificateholder of a Class R Certificate thereof retroactive to the date of registration of such Transfer of such Class R
         Certificate. The Certificate Registrar shall be under no liability to any Person for any registration of Transfer of a Class R Certificate that is in fact not permitted by this Section 3.05 or for making any payments due on such Certificate to the holder thereof or for taking any other action with respect to such holder under the provisions of this Agreement.

                  (B)      If any purported Transferee shall become a Certificateholder of a Class R Certificate in violation of the restrictions in this Section 3.05 and to the extent that the retroactive restoration of the rights of the Certificateholder of such Class R Certificate as described in clause (iii)(A) above shall be invalid, illegal or unenforceable, then the Servicer shall have the right, without notice to the holder or any prior holder of such Class R Certificate, to sell such Class R Certificate to a purchaser selected by the
         Servicer on such terms as the Servicer may choose.  Such purported Transferee shall promptly endorse and deliver each Class R Certificate in accordance with the instructions of the Servicer.  Such purchaser may be the Servicer itself or any Affiliate of the Servicer.  The proceeds of such sale, net of the commissions (which may include commissions payable to the Servicer or its Affiliates), expenses and taxes due, if any, will be remitted by the
         Servicer to such purported Transferee.  The terms and conditions of any sale under this clause (iii)(B) shall be determined in the sole discretion of the Servicer, and the Servicer shall not be liable to any Person having an
         Ownership Interest in a Class R Certificate as a result of its exercise of such discretion.

         (iv)     The Certificate Paying Agent shall make available, upon written request from the Internal Revenue
Service and any potentially affected Person, all information necessary to compute any tax imposed (A) as a result of the
Transfer of an Ownership Interest in a Class R Certificate to any Person who is a Disqualified Organization, including the information regarding "excess inclusions" of such Class R Certificates required to be provided to the Internal
Revenue Service and certain Persons as described in Treasury Regulations Sections 1.860D-1(b)(5) and 1.860E-2(a)(5), and
(B) as a result of any regulated investment company, real estate investment trust, common trust fund, partnership, trust, estate or organization described in Section 1381 of the Code that holds an Ownership Interest in a Class R Certificate having as among its record holders at any time any Person who is a Disqualified Organization.  Reasonable compensation for providing such information may be required by the REMIC Administrator before it will provide such information to any such potentially affected Person.

         (v)      The provisions of this Section 3.05 set forth prior to this clause (v) may be modified, added to or eliminated, provided that there shall have been delivered to the Owner Trustee the following:

                  (A)      written notification from each Rating Agency to the effect that the modification, addition to or elimination of such provisions will not cause such Rating Agency to downgrade its then-current ratings, if any, of any Class of the Notes below the lower of the then-current rating or the rating assigned to such Notes as of the Closing Date by such Rating Agency without regard to the Policy; and
         (B)      subject to Section  10.01(f),  an Officers'  Certificate  of the  Servicer  stating that the Servicer has received an Opinion of Counsel, in form and substance  satisfactory to the Servicer,  to the effect that such modification, addition  to or absence of such  provisions  will not cause any portion of any of the REMICs to cease to qualify as a REMIC and will not cause (x) any  portion of any of the REMICs to be subject to an  entity-level  tax caused by the  Transfer  of any Class R  Certificate to a Person that is a Disqualified  Organization or (y) a  Certificateholder  or another Person to be subject to a  REMIC-related  tax caused by the  Transfer  of a Class R  Certificate  to a Person that is not a Permitted
Transferee.

Section 3.06.     Mutilated,   Destroyed,  Lost  or  Stolen  Certificates.  If  (a)  any  mutilated  Certificate  shall  be surrendered to the Certificate  Registrar,  or if the Certificate  Registrar shall receive  evidence to its satisfaction of the  destruction,  loss or theft of any Certificate  and (b) there shall be delivered to the Certificate  Registrar and the
Owner  Trustee such  security or  indemnity as may be required by them to save each of them and the Issuer from harm,  then in the absence of notice to the  Certificate  Registrar or the Owner Trustee that such  Certificate  has been acquired by a bona fide  purchaser,  the Owner  Trustee on behalf of the Trust  shall  execute and the Owner  Trustee or the  Certificate
Paying Agent, as the Trust's  authenticating  agent, shall authenticate and deliver, in exchange for or in lieu of any such mutilated,  destroyed,  lost or stolen  Certificate,  a new Certificate of like tenor and denomination.  In connection with the issuance of any new  Certificate  under this Section 3.06, the Owner Trustee or the  Certificate  Registrar may require the  payment  of a sum  sufficient  to cover  any tax or  other  governmental  charge  that may be  imposed  in  connection therewith.  Any  duplicate  Certificate  issued  pursuant to this  Section  3.06 shall  constitute  conclusive  evidence of ownership in the Trust, as if originally  issued,  whether or not the lost, stolen or destroyed  Certificate shall be found at any time.

Section 3.07.     Persons  Deemed  Certificateholders.  Prior to due  presentation  of a Certificate  for  registration  of transfer,  the Owner Trustee, the Certificate  Registrar or any Certificate Paying Agent may treat the Person in whose name any  Certificate is registered in the  Certificate  Register as the owner of such  Certificate for the purpose of receiving distributions  pursuant to Section 5.02 and for all other purposes  whatsoever,  and none of the Trust,  the Owner Trustee, the Certificate Registrar or any Paying Agent shall be bound by any notice to the contrary.

Section 3.08.     Access to List of  Certificateholders'  Names and Addresses.  The Certificate  Registrar shall furnish or cause to be furnished to the Depositor or the Owner Trustee,  within 15 days after receipt by the Certificate  Registrar of a written  request  therefor  from the Depositor or the Owner  Trustee,  a list, in such form as the Depositor or the Owner
Trustee, as the case may be, may reasonably require,  of the names and addresses of the  Certificateholders  as of the most recent Record Date. If three or more  Certificateholders,  or one or more  Certificateholders  evidencing not less than 25%
of the Certificate  Percentage  Interest of any Class, apply in writing to the Owner Trustee or the Certificate  Registrar, and such  application  states that the applicants  desire to  communicate  with other  Certificateholders,  with respect to their  rights  under  this  Agreement  or under the  Certificates  and such  application  is  accompanied  by a copy of the communication that such applicants propose to transmit,  then the Owner Trustee shall,  within five (5) Business Days after the receipt of such  application,  afford such  applicants  access  during  normal  business  hours to the current  list of
Certificateholders.  Each  Certificateholder,  by receiving and holding a  Certificate,  shall be deemed to have agreed not to hold any of the Trust,  the  Depositor,  the  Certificate  Registrar or the Owner Trustee  accountable  by reason of the disclosure of its name and address, regardless of the source from which such information was derived.

Section 3.09.     Maintenance of Office or Agency.  The Owner Trustee,  on behalf of the Trust,  shall maintain in The City of New York an office or offices or agency or agencies where  Certificates  may be surrendered for registration of transfer or  exchange  and where  notices  and  demands to or upon the Owner  Trustee in respect of the  Certificates  and the Basic
Documents may be served.  The Owner Trustee  initially  designates the Corporate Trust Office of the Indenture  Trustee (or
such other office as the Indenture  Trustee may specify to the Owner  Trustee) as its office for such  purposes.  The Owner
Trustee shall give prompt  written notice to the Depositor,  the  Certificateholders  and the Enhancer of any change in the location of the Certificate Register or any such office or agency.

Section 3.10.     Certificate Paying Agent.

(a)      The Certificate  Paying Agent shall make  distributions to  Certificateholders  from the  Distribution  Account on behalf of the Trust in accordance with the provisions of the  Certificates  and Section 5.01 hereof from payments  remitted to the  Certificate  Paying Agent by the  Indenture  Trustee  pursuant to Section 3.05 of the  Indenture.  The Trust hereby appoints the Indenture Trustee as Certificate Paying Agent.  The Certificate Paying Agent shall:

(i)      hold all sums held by it for the payment of amounts due with respect to the  Certificates in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

(ii)     give the Owner  Trustee  notice of any default by the Trust of which it has actual  knowledge in the making of any payment required to be made with respect to the Certificates;

(iii)    at any time during the continuance of any such default,  upon the written request of the Owner Trustee,  forthwith pay to the Owner Trustee on behalf of the Trust all sums so held in trust by such Certificate Paying Agent;

(iv)     immediately  resign as Certificate  Paying Agent and forthwith pay to the Owner Trustee on behalf of the Trust all sums held by it in trust for the  payment of  Certificates  if at any time it ceases to meet the  standards  required to be met by the Certificate Paying Agent at the time of its appointment;

(v)      comply with all  requirements  of the Code with respect to the  withholding  from any  payments  made by it on any
Certificates  of  any  applicable  withholding  taxes  imposed  thereon  and  with  respect  to  any  applicable  reporting requirements in connection therewith; and

(vi)     deliver to the Owner  Trustee a copy of the report to  Certificateholders  prepared  with  respect to each Payment
Date by the Servicer pursuant to Section 4.01 of the Servicing Agreement.

(b)      The Trust may revoke such power and remove the  Certificate  Paying Agent if the Owner  Trustee  determines in its sole discretion that the Certificate  Paying Agent shall have failed to perform its obligations  under this Trust Agreement in any material  respect.  The  Indenture  Trustee shall be permitted to resign as  Certificate  Paying Agent upon 30 days'
written  notice to the Owner Trustee and the Enhancer;  provided the  Indenture  Trustee is also  resigning as Paying Agent under the  Indenture  at such time.  In the event that the  Indenture  Trustee  shall no longer be the  Certificate  Paying
Agent under this Trust  Agreement and Paying Agent under the Indenture,  the Owner Trustee shall appoint a successor to act as  Certificate  Paying Agent (which shall be a bank or trust  company) and which shall also be the successor  Paying Agent under the Indenture.  The Owner Trustee shall cause such successor  Certificate Paying Agent or any additional  Certificate
Paying Agent  appointed by the Owner  Trustee to execute and deliver to the Owner  Trustee an  instrument to the effect set forth in this Section 3.10 as it relates to the Certificate  Paying Agent.  The  Certificate  Paying Agent shall return all unclaimed  funds to the Trust and upon  removal of a  Certificate  Paying  Agent such  Certificate  Paying Agent shall also return all funds in its  possession  to the Trust.  The  provisions  of  Sections  6.01,  6.04 and 7.01 shall  apply to the
Certificate  Paying Agent to the extent  applicable.  Any reference in this Trust Agreement to the Certificate Paying Agent shall include any co-paying agent unless the context requires otherwise.

(c)      The  Certificate  Paying Agent shall  establish  and maintain  with itself the  Distribution  Account in which the
Certificate  Paying Agent shall  deposit,  on the same day as it is received from the Indenture  Trustee,  each  remittance received by the  Certificate  Paying  Agent with  respect to payments  made  pursuant  to the  Indenture.  Pending any such distribution,  funds deposited in the Distribution Account on a Payment Date and not distributed to the  Certificateholders on such Payment Date shall be invested by the Certificate  Paying Agent in Permitted  Investments  selected by the Servicer
(or if no selection is made by the Servicer in Permitted  Investments  described in clause (v) of the  definition  thereof)
maturing no later than the Business Day  preceding  the next  succeeding  Payment Date (except that any  investment  in the institution  with which the  Distribution  Account is  maintained  may mature on such Payment Date and shall not be sold or disposed  of prior to the  maturity).  All  investment  income  earned in respect  of funds on deposit in the  Distribution
Account shall be credited to the Distribution  Account.  The Certificate  Paying Agent shall make all  distributions on the
Certificates  as provided in Section  3.05 of the  Indenture  and Section  5.01(a) of this Trust  Agreement  from moneys on deposit in the Distribution Account.

Section 3.11.     Cooperation.  The Owner  Trustee  shall  cooperate in all  respects  with any  reasonable  request by the
Enhancer for action to preserve or enforce the Enhancer's  rights or interest  under this Trust  Agreement or the Insurance
Agreement,  consistent with this Trust  Agreement and without  limiting the rights of the  Certificateholders  as otherwise expressly set forth in this Trust Agreement.

Section 3.12.     Intentionally Omitted.

Section 3.13.     Subordination.  Except  as  otherwise  provided  in the  Basic  Documents,  for so long as any  Notes are outstanding or unpaid, the  Certificateholders  will generally be subordinated in right of payment,  under the Certificates or otherwise,  to payments to the  Noteholders  under, or otherwise  related to, the Indenture.  If an Event of Default has occurred and is continuing under the Indenture,  the Certificates  will be fully  subordinated to obligations  owing by the
Trust to the  Noteholders  and the Enhancer under, or otherwise  related to, the Indenture,  and no  distributions  will be made on the  Certificates  until the Noteholders and the Indenture  Trustee and the Enhancer have been  irrevocably paid in full.

Section 3.14.     No Priority Among Certificates.  All  Certificateholders  shall rank equally as to amounts  distributable upon the  liquidation,  dissolution  or winding up of the Trust,  with no  preference  or  priority  being  afforded to any
Certificateholders  over any other  Certificateholders,  except that amounts distributable will be distributed first to the
Class SB  Certificates,  in an amount equal to the Class SB  Distribution  Amount,  before being  distributed  to any other
Class of Certificates.

ARTICLE IV

                                           Authority and Duties of Owner Trustee

Section 4.01.     General  Authority.  The Owner  Trustee is  authorized  and  directed  to execute  and  deliver the Basic
Documents  to which the  Trust is to be a party  and each  certificate  or other  document  attached  as an  exhibit  to or contemplated  by the Basic  Documents to which the Trust is to be a party,  as well as any  certificate  that  supports the factual  assumptions made in any Opinion of Counsel  delivered on the Closing Date, and any amendment or other agreement or instrument  described herein, in each case, in such form as the Owner Trustee shall approve,  as evidenced  conclusively by the Owner Trustee's  execution  thereof.  In addition to the foregoing,  the Owner Trustee is obligated to take all actions required of the Trust pursuant to the Basic Documents.

Section 4.02.     General  Duties.  The Owner Trustee shall be responsible to administer the Trust pursuant to the terms of this  Trust  Agreement  and  the  other  Basic  Documents  to  which  the  Trust  is a  party  and in the  interest  of the
Certificateholders, subject to the Basic Documents and in accordance with the provisions of this Trust Agreement.

Section 4.03.     Action upon Instruction.

(a)      Subject to this  Article IV and Section  11.13 of this Trust  Agreement  and in  accordance  with the terms of the
Basic  Documents,  the  Certificateholders  may by written  instruction  direct the Owner Trustee in the  management of the
Trust.  Such  direction  may be exercised at any time by written  instruction  of the  Certificateholders  pursuant to this
Article IV.

(b)      Notwithstanding  the foregoing,  the Owner Trustee shall not be required to take any action hereunder or under any
Basic  Document if the Owner Trustee shall have  reasonably  determined,  or shall have been advised by counsel,  that such action is likely to result in  liability  on the part of the Owner  Trustee or is  contrary  to the terms  hereof or of any other Basic Document or is otherwise contrary to law.

(c)      Whenever the Owner Trustee is unable to decide between  alternative courses of action permitted or required by the terms of this Trust  Agreement or under any other Basic  Document,  or in the event that the Owner  Trustee is unsure as to the  application  of any provision of this Trust  Agreement or any other Basic  Document or any such provision is ambiguous as to its  application,  or is, or appears to be, in conflict  with any other  applicable  provision,  or in the event that this Trust  Agreement  permits any  determination  by the Owner  Trustee or is silent or is  incomplete as to the course of action that the Owner  Trustee is required to take with  respect to a  particular  set of facts,  the Owner  Trustee  shall promptly give notice (in such form as shall be  appropriate  under the  circumstances)  to the  Certificateholders  (with a copy to the  Enhancer)  requesting  instruction  as to the  course of action to be  adopted,  and to the  extent  the Owner
Trustee acts in good faith in accordance with any written  instructions  received from  Certificateholders  of Certificates representing a majority of the aggregate Certificate  Percentage Interest of each Class of Certificates,  the Owner Trustee shall not be liable on account of such action to any  Person.  If the Owner  Trustee  shall not have  received  appropriate instruction  within 10 days of such notice (or within such shorter  period of time as  reasonably  may be specified in such notice or may be  necessary  under the  circumstances)  it may,  but shall be under no duty to, take or refrain from taking such action not  inconsistent  with this Trust Agreement or the other Basic  Documents,  as it shall deem to be in the best interests  of the  Certificateholders,  and the Owner  Trustee  shall have no  liability  to any Person for such  action or inaction.

Section 4.04.     No Duties Except as Specified under Specified  Documents or in Instructions.  The Owner Trustee shall not have any duty or obligation to manage, make any payment with respect to, register,  record,  sell, dispose of, or otherwise deal with the Trust Estate,  or to otherwise  take or refrain from taking any action  under,  or in  connection  with,  any document  contemplated  hereby to which the Owner Trustee is a party,  except as expressly  provided (i) in accordance with the powers  granted to and the  authority  conferred  upon the Owner  Trustee  pursuant  to this Trust  Agreement,  (ii) in accordance  with the Basic  Documents  and (iii) in  accordance  with any  document or  instruction  delivered to the Owner
Trustee  pursuant to Section 4.03;  and no implied  duties or  obligations  shall be read into this Trust  Agreement or any other Basic Document  against the Owner Trustee.  The Owner Trustee shall have no  responsibility  for filing any financing or  continuation  statement in any public  office at any time or to otherwise  perfect or maintain  the  perfection  of any security  interest or lien granted to it hereunder  or to prepare or file any filing with the  Commission  for the Trust or to record this Trust  Agreement or any other Basic  Document.  The Owner Trustee  nevertheless  agrees that it will, at its own cost and expense,  promptly  take all action as may be necessary to discharge any liens on any part of the Trust Estate that  result  from  actions  by,  or claims  against,  the Owner  Trustee  that are not  related  to the  ownership  or the administration of the Trust Estate.

Section 4.05.     Restrictions.

(a)      The Owner Trustee shall not take any action (i) that is  inconsistent  with the purposes of the Trust set forth in
Section  2.03 or (ii)  that,  to the  actual  knowledge  of the Owner  Trustee,  would  cause the Trust to be treated as an association (or a publicly-traded  partnership)  taxable as a corporation or a taxable mortgage pool for federal income tax purposes  or would  cause any of the  REMICs to fail to  qualify as a REMIC or cause any of the REMICs to be subject to tax at any time that any of the Notes or  Certificates  are  outstanding or any  obligations  are due and owing to the Enhancer under the  Insurance  Agreement.  The  Certificateholders  shall not direct the Owner  Trustee  to take  action  that would violate the provisions of this Section 4.05.

(b)      The Owner Trustee shall not convey or transfer any of the Trust's  properties or assets,  including those included in the Trust  Estate,  to any  person  unless  (i) it shall have  received  an  Opinion of Counsel to the effect  that such transaction  will not have any  material  adverse  tax  consequence  to the  Trust or any  Certificateholder  and (ii) such conveyance or transfer shall not violate the provisions of Section 3.16(b) of the Indenture.
Section 4.06.     Prior Notice to  Certificateholders  and the Enhancer  with Respect to Certain  Matters.  With respect to the following  matters,  the Owner Trustee shall not take action unless, at least 30 days before the taking of such action, the Owner  Trustee shall have notified the  Certificateholders  and the Enhancer in writing of the proposed  action and the
Enhancer, or if an Enhancer Default has occurred and is continuing,  the Certificateholders of Certificates  representing a majority of the aggregate  Certificate  Percentage  Interest  shall not have notified the Owner Trustee in writing prior to the 30th day after such  notice is given  that the  Enhancer  or such  Certificateholders,  as  applicable,  have  withheld consent or provided alternative direction:

(a)      the initiation of any  Proceeding by the Trust (except  Proceedings  brought in connection  with the collection of cash  distributions due and owing under the Mortgage Loans) and the compromise of any Proceeding  brought by or against the
Trust (except with respect to the  aforementioned  Proceedings for collection of cash distributions due and owing under the
Mortgage Loans);

(b)      the election by the Trust to file an amendment to the  Certificate  of Trust (unless such amendment is required to be filed under the Statutory Trust Statute);

(c)      the amendment of any of the Basic Documents in circumstances where the consent of any Noteholder is required;

(d)      the amendment of any of the Basic Documents in  circumstances  where the consent of any Noteholder is not required and such amendment materially and adversely affects the interest of the Certificateholders;

(e)      the  appointment  pursuant to the Indenture of a successor Note  Registrar,  Paying Agent or Indenture  Trustee or
pursuant to this Trust  Agreement of a successor  Certificate  Registrar or Certificate  Paying Agent or the consent to the assignment by the Note Registrar,  Paying Agent,  Indenture Trustee,  Certificate  Registrar or Certificate Paying Agent of
its obligations under the Indenture or this Trust Agreement, as applicable.

Section 4.07.     Action by  Certificateholders  with  Respect to Certain  Matters.  The Owner  Trustee  shall not have the power, except upon the written direction of Certificateholders  of Certificates  evidencing not less than a majority of the aggregate  Certificate  Percentage  Interest of each Class of  Certificates,  and with the consent of the Enhancer,  to (a)
remove the Servicer under the Servicing  Agreement  pursuant to Section 7.01 thereof or (b) except as expressly provided in the Basic Documents, sell the Mortgage Loans after the termination of the Indenture.

Section 4.08.     Action by  Certificateholders  with Respect to Bankruptcy.  The Owner Trustee shall not have the power to commence a  voluntary  Proceeding  in  bankruptcy  relating  to the Trust  without  the  unanimous  prior  approval  of all
Certificateholders,  and  with  the  consent  of the  Enhancer,  and  the  delivery  to the  Owner  Trustee  by  each  such
Certificateholder of a certificate certifying that such Certificateholder reasonably believes that the Trust is insolvent.

Section 4.09.     Restrictions on Certificateholders'  Power. The Certificateholders  shall not direct the Owner Trustee to take or to refrain from taking any action if such action or inaction  would be contrary to any  obligation  of the Trust or the Owner  Trustee  under this Trust  Agreement or any of the other Basic  Documents or would be contrary to Section  2.03, nor shall the Owner Trustee be obligated to follow any such direction, if given.

Section 4.10.     Majority  Control.   Except  as  expressly  provided  herein,  any  action  that  may  be  taken  by  the
Certificateholders  under this Trust Agreement may be taken by the  Certificateholders of Certificates  evidencing not less than a majority of the  aggregate  Certificate  Percentage  Interest of the Class  specified,  if any.  Except as expressly provided herein, any written notice of the  Certificateholders  of a Class delivered pursuant to this Trust Agreement shall be effective if signed by the  Certificateholders  of  Certificates  evidencing  not less than a majority of the  aggregate
Certificate Percentage Interest of such Class at the time of the delivery of such notice.

Section 4.11.     Doing  Business  in Other  Jurisdictions.  Notwithstanding  anything  contained  herein to the  contrary, neither  Wilmington  Trust  Company nor the Owner Trustee  shall be required to take any action in any  jurisdiction  other than in the State of Delaware if the taking of such action will,  even after the  appointment  of a co-trustee  or separate trustee in accordance  with Section 9.05 hereof,  (i) require the consent or approval or  authorization  or order of or the giving of  notice  to, or the  registration  with or the  taking of any  other  action in  respect  of,  any state or other governmental  authority  or agency of any  jurisdiction  other than the State of  Delaware;  (ii) result in any fee, tax or other  governmental  charge under the laws of the State of Delaware becoming payable by Wilmington Trust Company,  or (iii)
subject  Wilmington Trust Company to personal  jurisdiction in any jurisdiction other than the State of Delaware for causes of action arising from acts unrelated to the  consummation  of the  transactions  by Wilmington  Trust Company or the Owner
Trustee, as the case may be, contemplated hereby.

ARTICLE V

                                                Application of Trust Funds

Section 5.01.     Distributions.

(a)      (a)          On each Payment Date occurring in the months of March, June,  September and December,  on any date on which the Trust is terminated  pursuant to Section 8.01,  and on each other Payment Date for which the  Certificate  Paying
Agent has received  written  notice from the  Certificateholders  by the  Determination  Date relating to such Payment Date requesting funds on deposit in the Distribution  Account to be distributed,  the Certificate  Paying Agent shall distribute to the  Certificateholders  all funds on deposit in the Distribution  Account and available therefor as provided in Section
3.05 of the Indenture.  Such amounts shall be distributed,  first, to the  Certificateholders of the Class SB Certificates,
in an amount equal to the Class SB Distribution  Amount for such Payment Date and the Class SB Distribution  Amount for any
previous  Payment  Date  to the  extent  not  previously  paid,  and  second,  to the  Certificateholders  of the  Class  R
Certificates,  any amounts  remaining.  All distributions  made pursuant to this Section to any Class of Certificates shall be distributed to the Certificateholders of such Class pro rata based on the respective Percentage Interests thereof.

(b)      In the  event  that  any  withholding  tax is  imposed  on the  distributions  (or  allocations  of  income)  to a
Certificateholder,  such tax shall reduce the amount otherwise  distributable to such  Certificateholder in accordance with this Section 5.01. The  Certificate  Paying Agent is hereby  authorized and directed to retain or cause to be retained from amounts  otherwise  distributable  to the  Certificateholders  sufficient  funds for the payment of any tax that is legally owed by the Trust (but such  authorization  shall not prevent the Owner Trustee from contesting any such tax in appropriate
Proceedings,  and  withholding  payment of such tax, if permitted  by law,  pending the outcome of such  Proceedings).  The amount of any  withholding  tax imposed with respect to a  Certificateholder  shall be treated as cash  distributed to such
Certificateholder  at the time it is withheld by the  Certificate  Paying  Agent and  remitted  to the  appropriate  taxing authority.  If  there  is a  possibility  that  withholding  tax is  payable  with  respect  to a  distribution  (such as a distribution  to a non-U.S.  Certificateholder),  the  Certificate  Paying Agent may in its sole  discretion  withhold such amounts in accordance with this paragraph (b).

(c)      Distributions to Certificateholders shall be subordinated to the creditors of the Trust, including the Noteholders

(d)                   Allocations of profits,  income and losses,  as determined for federal income tax purposes,  shall be made among the Classes of  Certificates  in accordance  with the REMIC  Provisions and within each Class of Certificates to the Certificateholders on a pro rata basis based on the Certificate Percentage Interests thereof.

(e)      On each Payment Date, the following amounts in the following order of priority,  from the amounts allocable to the
Noteholders and Certificateholders  pursuant to Section 3.05 of the Indenture,  shall be deemed to have been distributed by
REMIC I to REMIC II on account of the REMIC I Regular  Interests or shall be withdrawn  from the  Distribution  Account and distributed to the holders of the Class R-I Certificates, as the case may be:

                  (i)      first, to the Holders of the REMIC I Regular Interests, in an amount equal to (A) the
         Uncertificated Accrued Interest for such Payment Date, plus (B) any amounts in respect thereof remaining unpaid from previous Payment Dates; and

                  (ii)     second, to the Holders of the REMIC I Regular Interests, in an amount equal to the remainder of the Collections for such Payment Date after the distributions made pursuant to clause (i) above, allocated in the following order of priority:

                           (A)      to the Holders of REMIC I Regular Interests LT2, LT3 and LT4, the LT2 Principal
                  Distribution Amount, LT3 Principal Distribution Amount and LT4 Principal Distribution Amount,
                  respectively;

                           (B)      to the Holders of REMIC I Regular Interest LT1, until the Uncertificated Principal
                  Balance of REMIC I Regular Interest LT1 is reduced to zero;

                           (C)      to the Holders of REMIC I Regular  Interests  LT2, LT3 and LT4,  pro rata  according to their respective  Uncertificated  Principal Balance as reduced by the distributions  deemed made pursuant to clause (A) above, until the Uncertificated  Principal Balance of each such REMIC I Regular Interest is reduced to zero; and

                  (iii)    any remaining amount to the Holders of the Class R-I Certificates.

(f)      On each Payment Date, the amounts allocable to the Noteholders and Certificateholders  pursuant to Section 3.05 of the Indenture and deemed to have been  distributed  to REMIC I from REMIC II pursuant to paragraph  (e), shall be deemed to have been  distributed  by REMIC II to the  holders  of the REMIC II  Regular  Interests  on account of the REMIC I Regular
Interests  or  shall be  withdrawn  from the  Distribution  Account  and  distributed  to the  holders  of the  Class  R-II
Certificates,  as the case may be in accord with the  provisions  relating  thereto in Section 3.05 of the Indenture and in this Trust Agreement.

(g)      Payments from the Hedge  Agreement to the Holders of the Class A-1 Notes,  will be from the Holder of the Class SB
Certificates  which is entitled to amounts  received  under the Hedge  Agreement.  The rights of the Holder of the Class SB
Certificates  to payments from the Hedge  Agreements  shall be outside and apart from its rights under the REMIC II Regular
Interest SB IO and REMIC II Regular  Interest SB PO,  which will not be a part of their  ownership  of the REMIC II Regular
Interests.

Section 5.02.     Method of Payment.  Subject to Section 8.01(c),  distributions  required to be made to Certificateholders on any Payment Date as provided in Section 5.01 shall be made to each  Certificateholder  of record on the preceding Record
Date by wire transfer, in immediately  available funds, to the account of each  Certificateholder at a bank or other entity having  appropriate  facilities  therefor,  if such  Certificateholder  shall have  provided to the  Certificate  Registrar appropriate  written  instructions  at least five  Business  Days prior to such  Payment Date or, if not, by check or money order mailed to such Certificateholder at the address of such Certificateholder appearing in the Certificate Register.

Section 5.03.     Signature on Returns.  The REMIC Administrator,  as agent for the Owner Trustee,  shall sign on behalf of the Trust the tax returns of the REMICs.  The Owner Trustee shall give the REMIC  Administrator all such powers of attorney as are needed to enable the REMICs  Administrator  to prepare and sign such tax returns.  In the event that  approval  from the applicable  District  Director of the Internal  Revenue Service for the REMIC  Administrator to sign the tax returns is not  forthcoming  following  application,  the REMIC  Administrator  shall prepare and the Owner Trustee shall sign the tax returns for the REMICs.

Section 5.04.     Statements  to  Certificateholders.  On each  Payment  Date,  the  Certificate  Paying  Agent  shall make available to each  Certificateholder  the statement or statements  provided to the Owner Trustee and the Certificate Paying
Agent by the Servicer pursuant to Section 4.01 of the Servicing Agreement with respect to such Payment Date.

ARTICLE VI

                                               Concerning the Owner Trustee

Section 6.01.     Acceptance  of Trusts and  Duties.  The Owner  Trustee  accepts the trusts  hereby  created and agrees to perform its duties  hereunder  with  respect to such  trusts,  but only upon the terms of this Trust  Agreement.  The Owner
Trustee and the  Certificate  Paying Agent also agree to disburse all moneys actually  received by it constituting  part of the Trust Estate upon the terms of this Trust  Agreement  and the other Basic  Documents.  The Owner  Trustee  shall not be answerable or accountable  hereunder or under any Basic Document  under any  circumstances,  except (i) for its own willful misconduct,  negligence  or  bad  faith  or  negligent  failure  to act  or  (ii)  in the  case  of the  inaccuracy  of any representation  or warranty  contained in Section 6.03 expressly made by the Owner Trustee.  In particular,  but not by way of limitation (and subject to the exceptions set forth in the preceding sentence):

(a)      no provision of this Trust  Agreement or any other Basic  Document  shall  require the Owner  Trustee to expend or risk funds or otherwise incur any financial  liability in the performance of any of its rights,  duties or powers hereunder or under any other Basic Document if the Owner Trustee shall have  reasonable  grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured or provided to it;

(b)      under no  circumstances  shall the Owner Trustee be liable for  indebtedness  evidenced by or arising under any of the Basic Documents, including the principal of and interest on the Notes;

(c)      the Owner  Trustee  shall not be  responsible  for or in  respect of the  validity  or  sufficiency  of this Trust
Agreement or for the due execution  hereof by the Depositor for the form,  character,  genuineness,  sufficiency,  value or validity of any of the Trust  Estate,  or for or in respect of the  validity or  sufficiency  of the Basic  Documents,  the
Notes,  the  Certificates,  other than the  certificate of  authentication  on the  Certificates,  if executed by the Owner
Trustee and the Owner Trustee  shall in no event assume or incur any  liability,  duty, or obligation to any  Noteholder or to any Certificateholder, other than as expressly provided for herein or in the other Basic Documents;

(d)      the execution,  delivery,  authentication  and  performance by the Owner Trustee of this Trust  Agreement will not require  the  authorization,  consent or  approval  of, the giving of notice to, the filing or  registration  with,  or the taking of any other action with respect to, any governmental authority or agency;

(e)      the Owner Trustee shall not be liable for the default or misconduct  of the  Depositor,  Indenture  Trustee or the
Servicer  under any of the Basic  Documents or otherwise  and the Owner  Trustee  shall have no  obligation or liability to perform the  obligations  of the Trust under this Trust  Agreement  or the other Basic  Documents  that are  required to be performed by the Indenture Trustee under the Indenture or the Sellers under the Purchase Agreement; and

(f)      the Owner  Trustee  shall be under no  obligation  to exercise any of the rights or powers  vested in it or duties imposed  by this  Trust  Agreement,  or to  institute,  conduct or defend any  litigation  under  this Trust  Agreement  or otherwise or in relation to this Trust  Agreement or any other Basic  Document,  at the request,  order or direction of any of the  Certificateholders,  unless  such  Certificateholders  have  offered to the Owner  Trustee  security  or  indemnity satisfactory  to it against the costs,  expenses  and  liabilities  that may be incurred  by the Owner  Trustee  therein or thereby.  Notwithstanding  the foregoing,  the Enhancer may direct any litigation under this Trust Agreement.  The right of the Owner  Trustee to perform any  discretionary  act  enumerated  in this Trust  Agreement or in any other Basic  Document shall not be construed as a duty,  and the Owner Trustee shall not be answerable for other than its  negligence,  bad faith or willful misconduct in the performance of any such act.

Section 6.02.     Furnishing of Documents.  The Owner  Trustee shall furnish to the  Securityholders  promptly upon receipt of a written reasonable request therefor,  duplicates or copies of all reports, notices, requests,  demands,  certificates, financial statements and any other instruments furnished to the Trust under the Basic Documents.

Section 6.03.     Representations  and Warranties.  The Owner Trustee hereby represents and warrants to the Depositor,  for the benefit of the Certificateholders, that:

(a)      It is a banking  corporation  duly organized and validly  existing in good standing under the laws of the State of
Delaware.  It has all requisite  corporate power and authority to execute,  deliver and perform its obligations  under this
Trust Agreement;

(b)      It has taken all  corporate  action  necessary  to  authorize  the  execution  and  delivery  by it of this  Trust
Agreement,  and this Trust  Agreement  will be executed and  delivered by one of its  officers  who is duly  authorized  to execute and deliver this Trust Agreement on its behalf;

(c)      Neither  the  execution  nor the  delivery  by it of this  Trust  Agreement,  nor  the  consummation  by it of the transactions  contemplated  hereby nor  compliance by it with any of the terms or  provisions  hereof will  contravene  any federal or Delaware  law,  governmental  rule or  regulation  governing the banking or trust powers of the Owner Trustee or any judgment or order binding on it, or  constitute  any default  under its charter  documents or bylaws or any  indenture, mortgage, contract, agreement or instrument to which it is a party or by which any of its properties may be bound;

(d)      This Trust Agreement,  assuming due authorization,  execution and delivery by the Owner Trustee and the Depositor, constitutes a valid,  legal and binding  obligation of the Owner  Trustee,  enforceable  against it in accordance  with the terms hereof  subject to  applicable  bankruptcy,  insolvency,  reorganization,  moratorium  and other laws  affecting  the enforcement of creditors' rights generally and to general  principles of equity,  regardless of whether such enforcement is considered in a proceeding in equity or at law;

(e)      The Owner  Trustee is not in default with respect to any order or decree of any court or any order,  regulation or demand of any  federal,  state,  municipal  or  governmental  agency,  which  default  might have  consequences  that would materially  and adversely  affect the condition  (financial or other) or operations of the Owner Trustee or its  properties or might have consequences that would materially adversely affect its performance hereunder; and

(f)      No litigation is pending or, to the best of the Owner Trustee's  knowledge,  threatened  against the Owner Trustee which would prohibit its entering into this Trust Agreement or performing its obligations under this Trust Agreement.

Section 6.04.     Reliance; Advice of Counsel.

(a)      The  Owner  Trustee  shall  incur no  liability  to  anyone  in acting  upon any  signature,  instrument,  notice, resolution,  request, consent, order,  certificate,  report, opinion, bond, or other document or paper believed by it to be genuine and believed by it to be signed by the proper party or parties.  The Owner  Trustee may accept a certified  copy of a resolution  of the board of directors or other  governing  body of any corporate  party as conclusive  evidence that such resolution  has been duly  adopted  by such body and that the same is in full  force and  effect.  As to any fact or matter the method of determination of which is not specifically  prescribed  herein, the Owner Trustee may for all purposes hereof rely on a certificate,  signed by the president or any vice president or by the treasurer or other  authorized  officers of the relevant party, as to such fact or matter and such  certificate  shall  constitute full protection to the Owner Trustee for any action taken or omitted to be taken by it in good faith in reliance thereon.

(b)      In the exercise or  administration  of the Trust  hereunder and in the  performance of its duties and  obligations under this Trust  Agreement  or the other Basic  Documents,  the Owner  Trustee (i) may act directly or through its agents, attorneys,  custodians or nominees  (including  persons  acting under a power of attorney)  pursuant to agreements  entered into with any of them,  and the Owner Trustee shall not be liable for the conduct or misconduct of such agents,  attorneys, custodians  or nominees  (including  persons  acting under a power of  attorney) if such persons have been  selected by the
Owner  Trustee with  reasonable  care,  and (ii) may consult with  counsel,  accountants  and other  skilled  persons to be selected  with  reasonable  care and employed by it at the expense of the Trust.  The Owner Trustee shall not be liable for anything  done,  suffered  or omitted in good faith by it in  accordance  with the  opinion or advice of any such  counsel, accountants or other such Persons and not contrary to this Trust Agreement or any other Basic Document.

Section 6.05.     Not Acting in  Individual  Capacity.  Except as provided  in this  Article  VI, in  accepting  the trusts hereby created  Wilmington  Trust Company acts solely as Owner Trustee  hereunder and not in its individual  capacity,  and all Persons having any claim against the Owner Trustee by reason of the  transactions  contemplated by this Trust Agreement or any other Basic Document shall look only to the Trust Estate for payment or satisfaction thereof.

Section 6.06.     Owner Trustee Not Liable for  Certificates or Related  Documents.  The recitals  contained  herein and in the Certificates  (other than the signatures of the Owner Trustee on the Certificates)  shall be taken as the statements of the Depositor,  and the Owner Trustee assumes no  responsibility  for the correctness  thereof.  The Owner Trustee makes no representations  as to the  validity  or  sufficiency  of this  Trust  Agreement,  of any other  Basic  Document  or of the
Certificates  (other  than the  signatures  of the Owner  Trustee  on the  Certificates)  or the Notes,  or of any  Related
Documents.  The Owner Trustee shall at no time have any  responsibility  or liability  with respect to the  sufficiency  of the Trust  Estate or its  ability to  generate  the  payments  to be  distributed  to  Certificateholders  under this Trust
Agreement or the  Noteholders  under the  Indenture,  including,  the  compliance  by the Depositor or the Sellers with any warranty or  representation  made under any Basic Document or in any related  document or the accuracy of any such warranty or  representation,  or any action of the  Certificate  Paying Agent,  the Certificate  Registrar or the Indenture  Trustee
taken in the name of the Owner Trustee.

Section 6.07.     Owner Trustee May Own  Certificates  and Notes. The Owner Trustee in its individual or any other capacity may become the owner or pledgee of  Certificates  or Notes and may deal with the Depositor,  the Sellers,  the  Certificate
Paying Agent,  the Certificate  Registrar and the Indenture  Trustee in transactions  with the same rights as it would have if it were not Owner Trustee.

ARTICLE VII

                                               Compensation of Owner Trustee

Section 7.01.     Owner  Trustee's  Fees and Expenses.  The Owner Trustee  shall receive as  compensation  for its services hereunder  such fees as have been  separately  agreed upon before the date hereof in  accordance  with  Section 6.06 of the
Servicing  Agreement,  and the Owner Trustee shall be reimbursed for its reasonable  expenses hereunder and under the other
Basic  Documents,  including the  reasonable  compensation,  expenses and  disbursements  of such agents,  representatives, experts and counsel as the Owner Trustee may  reasonably  employ in  connection  with the exercise and  performance  of its rights and its duties  hereunder  and under the other Basic  Documents  which shall be payable by the Servicer  pursuant to
Section 3.09 of the Servicing Agreement.

Section 7.02.     Indemnification.  The  Certificateholder  of the majority of the Percentage  Interest of the Certificates shall  indemnify,  defend  and  hold  harmless  the  Owner  Trustee  and  its  successors,  assigns,  agents  and  servants
(collectively,  the "Indemnified Parties") from and against, any and all liabilities,  obligations, losses, damages, taxes, claims,  actions and suits, and any and all reasonable costs,  expenses and disbursements  (including reasonable legal fees and expenses) of any kind and nature  whatsoever  (collectively,  "Expenses") which may at any time be imposed on, incurred by, or asserted  against the Owner  Trustee or any  Indemnified  Party in any way  relating to or arising out of this Trust
Agreement,  the other Basic Documents,  the Trust Estate,  the administration of the Trust Estate or the action or inaction of the Owner Trustee hereunder; provided, that:

(a)      the  Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall not be liable for or required to indemnify an Indemnified  Party from and against  Expenses arising or resulting from the Owner Trustee's willful  misconduct,  negligence or bad faith or as a result of any inaccuracy of a representation or warranty contained in
Section 6.03 expressly made by the Owner Trustee;

(b)      with respect to any such claim, the Indemnified  Party shall have given the  Certificateholder  of the majority of the Percentage  Interest of the Class SB Certificates  written notice thereof  promptly after the  Indemnified  Party shall have actual knowledge thereof;

(c)      (c)          while  maintaining  control  over its own  defense,  the  Certificateholder  of the  majority  of the
Percentage Interest of the Class SB Certificates shall consult with the Indemnified Party in preparing such defense; and

(d)      while maintaining control over its own defense,  the  Certificateholder of the majority of the Percentage Interest of the Class SB Certificates shall consult with the Indemnified Party in preparing such defense.

         The  indemnities  contained in this Section shall survive the  resignation  or termination of the Owner Trustee or the  termination of this Trust  Agreement.  In the event of any Proceeding  for which  indemnity may be sought  pursuant to this Section 7.02,  the Owner  Trustee's  choice of legal  counsel,  if other than the legal counsel  retained by the Owner
Trustee in  connection  with the execution  and delivery of this Trust  Agreement,  shall be subject to the approval of the
Certificateholder  of the majority of the  Percentage  Interest of the Class SB  Certificates,  which approval shall not be unreasonably  withheld.  In addition,  upon written  notice to the Owner Trustee and with the consent of the Owner Trustee, which consent shall not be unreasonably  withheld,  the Certificateholder of the majority of the Percentage Interest of the
Class SB Certificates shall have the right to assume the defense of any Proceeding against the Owner Trustee.

ARTICLE VIII

                                              Termination of Trust Agreement

Section 8.01.     Termination of Trust Agreement.

(a)      This Trust  Agreement  (other than this Article VIII) and the Trust shall  terminate and be of no further force or effect upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and this Trust  Agreement.  The  bankruptcy,  liquidation,  dissolution,  death or incapacity of any
Certificateholder   shall  not  (i)  operate  to  terminate  this  Trust   Agreement  or  the  Trust,   (ii)  entitle  such
Certificateholder's  legal  representatives  or heirs to claim an accounting  or to take any  Proceeding in any court for a partition  or  winding  up of all or any part of the  Trust or the Trust  Estate  or  (iii) otherwise  affect  the  rights, obligations and liabilities of the parties hereto.

(b)      Except as provided  in Section  8.01(a),  neither the  Depositor  nor any  Certificateholder  shall be entitled to revoke or terminate the Trust.

(c)      Notice of any termination of the Trust,  specifying the Payment Date on which  Certificateholders  shall surrender their  Certificates  to the  Certificate  Paying  Agent for  payment of the final  distribution  thereon  and  cancellation thereof,  shall be given by the  Certificate  Paying  Agent by letter to the  Certificateholders  and the  Enhancer  mailed within five Business Days of receipt of notice of such  termination  from the Owner  Trustee,  stating (i) the Payment Date upon or with  respect to which final  payment of the  Certificates  shall be made upon  presentation  and  surrender of the
Certificates at the office of the Certificate  Paying Agent therein  designated,  (ii) the amount of any such final payment and (iii) that the Record Date otherwise  applicable to such Payment Date is not applicable,  payments being made only upon presentation  and  surrender of the  Certificates  at the office of the  Certificate  Paying Agent therein  specified.  The
Certificate  Paying  Agent  shall give such  notice to the Owner  Trustee and the  Certificate  Registrar  at the time such notice is given to  Certificateholders.  Upon presentation and surrender of the Certificates,  the Certificate Paying Agent shall cause to be distributed to Certificateholders amounts distributable on such Payment Date pursuant to Section 5.01.

         In the event that all of the  Certificateholders  shall not have surrendered  their  Certificates for cancellation within six months after the date specified in the above mentioned written notice,  the Certificate  Paying Agent shall give a second written notice to the remaining  Certificateholders  to surrender their  Certificates for cancellation and receive the final  distribution  with respect  thereto.  Subject to applicable laws with respect to escheat of funds, if within one year  following  the Payment  Date on which final  payment of the  Certificates  was to have been made  pursuant to Section
3.10,  all the  Certificates  shall not have been  surrendered  for  cancellation,  the  Certificate  Paying Agent may take appropriate  steps,  or may  appoint an agent to take  appropriate  steps,  to  contact  the  remaining  Certificateholders concerning  surrender  of their  Certificates,  and the cost  thereof  shall be paid out of the funds and other assets that shall remain subject to this Trust  Agreement.  Any funds remaining in the  Distribution  Account after  exhaustion of such remedies shall be distributed by the Certificate  Paying Agent to the  Certificateholder  of the majority of the Percentage
Interest of the Certificates of the Class with respect to which such amounts are due.

(d)      Upon the winding up of the Trust and its  termination,  the Owner Trustee shall cause the  Certificate of Trust to be cancelled by filing a certificate  of  cancellation  with the Secretary of State in  accordance  with the  provisions of
Section 3810(c) of the Statutory Trust Statute.

Section 8.02.     Additional Termination Requirements.

(a)      Each REMIC shall be terminated in accordance with the following additional requirements including upon the exercise by the Servicer of an optional redemption of the Notes pursuant to Section 8.08 of the Servicing Agreement, unless the Owner Trustee, the REMIC Administrator and the Servicer have received an Opinion of Counsel (which Opinion of
Counsel shall not be an expense of the Owner Trustee) to the effect that the failure of the REMIC to comply with the requirements of this Section 8.02 will not (i) result in the imposition on the Trust Estate of taxes on "prohibited transactions," as described in Section 860F of the Code, or (ii) cause any of the REMICs to fail to qualify as a REMIC at any time that any Certificate is outstanding:

(i)      The Servicer shall establish a 90-day liquidation period for such REMIC and specify the first day of such period in a statement, which the Indenture Trustee shall attach to the Trust Estate's final Tax Return pursuant to
         Treasury regulations Section 1.860F-1.  The Servicer also shall satisfy all of the requirements of a qualified liquidation for a REMIC under Section 860F of the Code and regulations thereunder;

(ii)     The Servicer shall notify the Owner Trustee and the Indenture Trustee at the commencement of such 90-day liquidation period and, at or prior to the time of making of the final payment on the Certificates, the Owner
         Trustee shall sell or otherwise dispose of all of the remaining assets of the Trust Estate in accordance with the terms hereof; and

(iii)    If the Servicer is exercising its right to purchase the assets of the Trust Estate, the Servicer shall, during the 90-day liquidation period and at or prior to the Final Payment Date, purchase all of the assets of the Trust
         Estate for cash.

(b)      Each Holder of a Security and the Owner Trustee hereby irrevocably approves and appoints the Servicer as its attorney-in-fact to adopt a plan of complete liquidation for the REMIC at the expense of the Trust Estate in accordance with the terms and conditions of this Agreement.

ARTICLE IX

                                  Successor Owner Trustees and Additional Owner Trustees

Section 9.01.     Eligibility  Requirements  for Owner  Trustee.  The  Owner  Trustee  shall at all times be a  corporation satisfying  the  provisions of Section  3807(a) of the Statutory  Trust  Statute;  authorized to exercise  corporate  trust powers;  having a combined  capital and  surplus of at least  $50,000,000  and subject to  supervision  or  examination  by federal or state  authorities;  and having (or having a parent that has)  long-term  debt  obligations  with a rating of at least A by Moody's or  Standard & Poor's.  If such  corporation  shall  publish  reports  of  condition  at least  annually pursuant to law or to the requirements of the aforesaid  supervising or examining  authority,  then for the purpose of this
Section,  the combined  capital and surplus of such  corporation  shall be deemed to be its combined capital and surplus as set forth in its most recent  report of condition so  published.  In case at any time the Owner  Trustee  shall cease to be eligible in accordance  with the provisions of this Section 9.01, the Owner Trustee shall resign  immediately in the manner and with the effect specified in Section 9.02.

Section 9.02.     Replacement  of Owner  Trustee.  The Owner  Trustee  may at any time  resign and be  discharged  from the trusts  hereby  created by giving 30 days' prior written  notice  thereof to the  Enhancer,  the Indenture  Trustee and the
Depositor.  Upon receiving such notice of  resignation,  the Indenture  Trustee shall  promptly  appoint a successor  Owner
Trustee with the consent of the Enhancer,  which consent shall not be  unreasonably  withheld,  by written  instrument,  in duplicate,  one copy of which  instrument  shall be delivered to the resigning  Owner Trustee and one copy to the successor
Owner  Trustee.  If no successor  Owner Trustee shall have been so appointed and have accepted  appointment  within 30 days after the  giving  of such  notice of  resignation,  the  resigning  Owner  Trustee  may  petition  any court of  competent jurisdiction for the appointment of a successor Owner Trustee.

         If at any time the Owner Trustee shall cease to be eligible in accordance  with the provisions of Section 9.01 and shall fail to resign after written  request  therefor by the Indenture  Trustee,  or if at any time the Owner Trustee shall be legally  unable to act,  or shall be  adjudged  bankrupt  or  insolvent,  or a receiver  of the Owner  Trustee or of its property  shall be  appointed,  or any public  officer shall take charge or control of the Owner Trustee or of its property or affairs for the purpose of  rehabilitation,  conservation  or liquidation,  then the Indenture  Trustee may, and, at the direction of the  Enhancer,  shall,  remove the Owner  Trustee.  If the  Indenture  Trustee  shall remove the Owner Trustee under the authority of the immediately  preceding sentence,  the Indenture Trustee shall promptly appoint a successor Owner
Trustee  acceptable to the Enhancer by written  instrument,  in duplicate,  one copy of which instrument shall be delivered to the outgoing Owner Trustee so removed and one copy to the successor  Owner  Trustee,  and shall pay all fees owed to the outgoing Owner Trustee.  If the Indenture  Trustee is unable to appoint a successor  Owner Trustee within 60 days after any such direction,  the Indenture Trustee may petition any court of competent  jurisdiction for the appointment of a successor
Owner Trustee.

         Any resignation or removal of the Owner Trustee and  appointment of a successor  Owner Trustee  pursuant to any of the provisions of this Section shall not become  effective  until  acceptance of appointment by the successor Owner Trustee pursuant to Section 9.03 and payment of all fees and expenses owed to the outgoing Owner Trustee.

Section 9.03.     Successor Owner Trustee.  Any successor Owner Trustee  appointed  pursuant to Section 9.02 shall execute, acknowledge  and deliver to the  Indenture  Trustee and to its  predecessor  Owner  Trustee an  instrument  accepting  such appointment  under this Trust  Agreement,  and thereupon the resignation or removal of the predecessor  Owner Trustee shall become  effective,  and such  successor  Owner  Trustee,  without any further act, deed or  conveyance,  shall become fully vested with all the rights,  powers,  duties and  obligations  of its  predecessor  under this Trust  Agreement,  with like effect as if  originally  named as Owner  Trustee.  The  predecessor  Owner  Trustee  shall  upon  payment  of its fees and expenses  deliver to the  successor  Owner  Trustee all  documents  and  statements  and monies held by it under this Trust
Agreement;  and the  predecessor  Owner Trustee shall execute and deliver such  instruments and do such other things as may reasonably be required for fully and  certainly  vesting and  confirming  in the  successor  Owner Trustee all such rights, powers, duties and obligations.

         No successor  Owner Trustee shall accept  appointment  as provided in this Section 9.03 unless at the time of such acceptance such successor Owner Trustee shall be eligible pursuant to Section 9.01.

         Upon acceptance of appointment by a successor Owner Trustee  pursuant to this Section 9.03, the Indenture  Trustee shall mail notice thereof to all  Certificateholders,  the Indenture  Trustee,  the Noteholders and the Rating Agencies and
the  Enhancer.  If the  Indenture  Trustee  shall  fail  to mail  such  notice  within  10 days  after  acceptance  of such appointment  by the  successor  Owner  Trustee,  the  successor  Owner  Trustee shall cause such notice to be mailed at the expense of the Indenture Trustee.

Section 9.04.     Merger or  Consolidation  of Owner  Trustee.  Any Person  into which the Owner  Trustee  may be merged or converted or with which it may be  consolidated,  or any Person  resulting from any merger,  conversion or consolidation to which the Owner  Trustee shall be a party,  or any Person  succeeding to all or  substantially  all of the corporate  trust business of the Owner Trustee,  shall be the successor of the Owner Trustee  hereunder,  without the execution or filing of any  instrument  or  any  further  act  on  the  part  of  any of the  parties  hereto,  anything  herein  to the  contrary notwithstanding;  provided,  that such Person shall be eligible pursuant to Section 9.01 and, provided,  further,  that the
Owner Trustee shall mail notice of such merger or consolidation to the Rating Agencies.

Section 9.05.     Appointment  of  Co-Trustee  or Separate  Trustee.  Notwithstanding  any other  provisions  of this Trust
Agreement,  at any time, for the purpose of meeting any legal  requirements  of any  jurisdiction  in which any part of the
Trust  Estate  may at the time be  located,  the Owner  Trustee  shall have the power and shall  execute  and  deliver  all instruments to appoint one or more Persons to act as co-trustee,  jointly with the Owner  Trustee,  or as separate  trustee or trustees,  of all or any part of the Trust  Estate,  and to vest in such  Person,  in such  capacity,  such title to the
Trust or any part thereof and, subject to the other provisions of this Section, such powers,  duties,  obligations,  rights and trusts as the Owner  Trustee may consider  necessary or desirable.  No co-trustee or separate  trustee under this Trust
Agreement shall be required to meet the terms of eligibility as a successor  Owner Trustee  pursuant to Section 9.01 and no notice of the appointment of any co-trustee or separate trustee shall be required pursuant to Section 9.03.

         Each separate  trustee and co-trustee  shall, to the extent  permitted by law, be appointed and act subject to the following provisions and conditions:

(a)      All rights,  powers,  duties and  obligations  conferred or imposed upon the Owner Trustee shall be conferred upon and exercised or performed by the Owner Trustee and such separate  trustee or co-trustee  jointly (it being understood that such separate  trustee or co-trustee is not  authorized to act separately  without the Owner Trustee  joining in such act), except to the extent that under any law of any  jurisdiction  in which any particular act or acts are to be performed,  the
Owner Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights,  powers,  duties and  obligations  (including  the  holding of title to the Trust  Estate or any portion  thereof in any such  jurisdiction)
shall be exercised and performed  singly by such separate  trustee or co-trustee,  but solely at the direction of the Owner
Trustee;

(b)      No trustee under this Trust  Agreement  shall be  personally  liable by reason of any act or omission of any other trustee under this Trust Agreement; and

(c)      The Owner Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

         Any notice,  request or other writing given to the Owner Trustee shall be deemed to have been given to each of the then separate  trustees and  co-trustees,  as  effectively  as if given to each of them.  Every  instrument  appointing any separate  trustee or co-trustee  shall refer to this Trust  Agreement and the  conditions of this Article IX. Each separate trustee  and  co-trustee,  upon its  acceptance  of the trusts  conferred,  shall be vested  with the  estates or  property specified in its  instrument  of  appointment,  either  jointly with the Owner  Trustee or  separately,  as may be provided therein,  subject to all the  provisions of this Trust  Agreement,  specifically  including  every  provision of this Trust
Agreement  relating to the conduct of,  affecting the liability of, or affording  protection  to, the Owner  Trustee.  Each such instrument shall be filed with the Owner Trustee.

         Any separate  trustee or  co-trustee  may at any time appoint the Owner  Trustee as its agent or  attorney-in-fact with full  power and  authority,  to the  extent not  prohibited  by law,  to do any lawful act under or in respect of this
Trust  Agreement on its behalf and in its name.  If any  separate  trustee or  co-trustee  shall die,  become  incapable of acting, resign or be removed, all of its estates,  properties,  rights,  remedies and trusts shall vest in and be exercised by the Owner  Trustee,  to the extent  permitted  by law,  without the  appointment  of a new or  successor  co-trustee  or separate trustee.

ARTICLE X

                                               Compliance With Regulation AB

Section 10.01.    Intent of the Parties; Reasonableness.

         The  Depositor  and the Owner Trustee  acknowledge  and agree that the purpose of this  Article X is to facilitate compliance by the Depositor  with the  provisions of  Regulation AB and related rules and  regulations  of the  Commission.
The Depositor shall not exercise its right to request delivery of information or other  performance  under these provisions other than in good faith,  or for purposes other than  compliance  with the Securities  Act, the Exchange Act and the rules and  regulations of the  Commission  under the  Securities  Act and the Exchange Act. The Owner Trustee  acknowledges  that interpretations  of the requirements of Regulation AB may change over time,  whether due to interpretive  guidance provided by the  Commission  or its staff,  consensus  among  participants  in the  mortgage-backed  securities  markets,  advice of counsel,  or otherwise,  and agrees to comply with reasonable  requests made by the Depositor in good faith for delivery of information  under these  provisions on the basis of evolving  interpretations  of  Regulation  AB. The Owner Trustee shall cooperate in good faith with any reasonable  request by the Depositor for  information  regarding the Owner Trustee that is necessary or required,  in the reasonable,  good faith  determination  of the Depositor,  to permit the Depositor to comply with the provisions of Regulation AB.

Section 10.02.    Additional Representations and Warranties of the Owner Trustee.

         (a)      The Owner  Trustee shall be deemed to represent and warrant to the Depositor as of the date hereof and on each date on which  information  is provided  to the  Depositor  under  Sections 10.01,  10.02(b) or 10.03 that,  except as disclosed  in writing  to the  Depositor  prior to such  date:  (i) it is not aware and has not  received  notice  that any default, early amortization or other performance  triggering event has occurred as to any other Securitization  Transaction due to any default of the Owner Trustee;  (ii) there  are no aspects of its financial  condition that could have a material adverse effect on the performance by it of its trustee  obligations  under the Trust Agreement or any other  Securitization
Transaction  as to which it is the trustee;  (iii) there  are no material  legal or  governmental  proceedings  pending (or known  to be  contemplated)  against  it that  would  be  material  to  Noteholders;  (iv) there  are no  relationships  or transactions  (as described in  Item 1119(b)  of Regulation AB) relating to the Owner Trustee with respect to the Depositor or any sponsor,  issuing entity, servicer,  trustee,  originator,  significant obligor,  enhancement or support provider or other  material  transaction  party (as each of such  terms  are used in  Regulation  AB)  relating  to the  Securitization
Transaction  contemplated by the Trust Agreement,  as identified by the Depositor to the Owner Trustee in writing as of the
Closing Date (each,  a "Transaction  Party") that are outside the ordinary  course of business or on terms other than would be obtained in an arm's length transaction with an unrelated third party, apart from the  Securitization  Transaction,  and that are material to the investors'  understanding of the  Certificates;  and (v) the Owner Trustee is not an affiliate (as contemplated by Item 1119(a)  of Regulation AB) of any Transaction  Party.  The Depositor shall notify the Owner Trustee of any change in the identity of a  Transaction  Party after the Closing Date at least five (5) Business Days prior to January
31 of each calendar year.

         (b)      If so requested by the Depositor on any date following the Closing Date, the Owner Trustee shall,  within five Business Days  following  such request,  confirm in writing the accuracy of the  representations  and  warranties  set forth in paragraph (a) of this Section or, if any such  representation  and warranty is not accurate as of the date of such confirmation,  provide the pertinent  facts,  in writing,  to the Depositor.  Any such request from the Depositor shall not be given more than once each calendar  quarter,  unless the Depositor  shall have a reasonable  basis for  questioning  the accuracy of any of the representations and warranties.

Section 10.03.    Information to Be Provided by the Owner Trustee.

(a)      For so long as the Notes are  outstanding,  for the purpose of satisfying  the  Depositor's  reporting  obligation under the Exchange Act with  respect to any class of Notes,  the Owner  Trustee  shall  provide to the  Depositor a written description  of (i) the  commencement  of, a material  development in or, if applicable,  the  termination  of, any and all legal  proceedings  against the Owner Trustee or any and all  proceedings of which any property of the Owner Trustee is the subject,  that would be material to  Noteholders;  and (ii) any such  proceedings  known to be contemplated by governmental authorities  that would be material to  Noteholders.  the Owner Trustee  shall also notify the  Depositor,  in writing,  as promptly as  practicable  following  notice to or discovery by a  Responsible  Officer of the Owner Trustee of any material changes  to  proceedings  described  in the  preceding  sentence.  In  addition,  the Owner  Trustee  will  furnish  to the
Depositor,  in writing,  the necessary  disclosure  regarding the Owner Trustee describing such proceedings  required to be disclosed  under Item 1117 of Regulation  AB, for  inclusion in reports filed by or on behalf of the Depositor  pursuant to the Exchange  Act. The  Depositor  will allow the Owner Trustee to review any  disclosure  relating to material  litigation against the Owner  Trustee prior to filing such  disclosure  with the  Commission  to the extent the Depositor  changes the information  provided by the Owner  Trustee.  Any  descriptions  required  with  respect to legal  proceedings,  as well as updates to previously provided  descriptions,  under this Section 10.03(a)  shall be given no later than five Business Days prior to the Determination Date following the month in which the relevant event occurs.

(b)      For so long as the Notes are  outstanding,  for the purpose of satisfying  the  Depositor's  reporting  obligation under the  Exchange  Act with  respect to any class of Notes,  the Owner  Trustee  shall,  no later than January 31 of each calendar year,  (i) provide to the Depositor  such  information  regarding the Owner Trustee as is required for the purpose of compliance with Item 1119 of Regulation AB; provided,  however,  the Owner Trustee shall not be required to provide such information in the event that there has been no change to the information  previously  provided by the Owner Trustee to the
Depositor;  and (ii) as  promptly as  practicable  following  notice to or discovery by a Responsible  Officer of the Owner
Trustee of any  changes  to such  information,  provide to the  Depositor,  in  writing,  such  updated  information.  Such information  shall  include,  at a minimum,  a  description  of any  affiliation  between the Owner  Trustee and any of the following  parties to the  Securitization  Transaction  contemplated  by the Trust  Agreement,  as such  parties  and their affiliates  are  identified to the Owner Trustee by the  Depositor in  connection  with the closing of each  Securitization
Transaction  or, if there has been a change in any such party,  as such party is  identified  by the Depositor in a written notice to the Owner Trustee at least five (5) Business Days prior to January 31 of each calendar year:

                  (1)      the sponsor;

                  (2)      any depositor;

                  (3)      the issuing entity;

                  (4)      any servicer;

                  (5)      any other trustee;

                  (6)      any originator;

                  (7)      any significant obligor;

                  (8)      any enhancement or support provider; and

                  (9)      any other material party related to any Securitization Transaction.

         In addition,  the Owner Trustee shall provide a description  of whether there is, and if so the general  character of, any business  relationship,  agreement,  arrangement,  transaction or  understanding  between the Owner Trustee and any above-listed  party that is entered  into  outside  the  ordinary  course of  business  or is on terms  other than would be obtained  in an arm's  length  transaction  with an  unrelated  third  party,  apart  from the  Securitization  Transaction contemplated by the Trust  Agreement,  that currently exists or that existed during the past two years and that is material to an investor's understanding of the Notes.

(c)      As of the related  Payment Date with respect to each Report on Form 10-D  with respect to the Notes filed by or on behalf of the  Depositor,  and as of March 15  preceding  the date each  Report on Form 10-K with  respect  to the Notes is filed,  the Owner Trustee shall be deemed to represent and warrant that any  information  previously  provided by the Owner
Trustee under this Article X is materially  correct and does not have any material  omissions  unless the Owner Trustee has provided an update to such information.

Section 10.04.    Indemnification; Remedies.

(a)      The Owner Trustee shall  indemnify the Depositor,  each  affiliate of the  Depositor,  GMACM and each affiliate of
GMACM,  and the respective  present and former  directors,  officers,  employees and agents of each of the  foregoing,  and shall hold each of them harmless from and against any claims, losses,  liabilities (including penalties),  actions,  suits, judgments,  demands,  damages,  costs and expenses  (including  reasonable fees and expenses of attorneys or, as necessary, consultants  and auditors and  reasonable  costs of  investigations)  that any of them may sustain  arising out of or based upon:

                           (i)(A)   any untrue  statement  of a material  fact  contained or alleged to be contained in any information,  report,  certification or other material provided under  Sections 10.01,  10.02 or 10.03 of this Article X by or on behalf of the Owner  Trustee  (collectively,  the  "Owner  Trustee  Information"),  or  (B) the  omission  or alleged omission to state in Owner  Trustee  Information a material  fact  required to be stated in Owner  Trustee  Information  or necessary  in order to make the  statements  therein,  in the light of the  circumstances  under which they were made,  not misleading; or

                           (ii)     any failure by the Owner Trustee to deliver any information,  report,  certification or other material when and as required under Sections 10.02 and 10.03.

(b)      In the case of any failure of performance  described in clause (ii) of  Section 10.04(a),  the Owner Trustee shall
(i)  promptly  reimburse  the  Depositor  for all  costs  reasonably  incurred  by the  Depositor  in order to  obtain  the information,  report,  certification  or other  material not delivered by the Owner Trustee as required and (ii)  cooperate with the Depositor to mitigate any damages that may result from such failure.

(c)      The Depositor and GMACM shall indemnify the Owner Trustee,  each affiliate of the Owner Trustee and the respective present and former  directors,  officers,  employees and agents of the Owner Trustee,  and shall hold each of them harmless from and  against  any  losses,  damages,  penalties,  fines,  forfeitures,  legal fees and  expenses  and  related  costs, judgments,  and any other  costs,  fees and  expenses  that any of them may sustain  arising  out of or based upon  (i) any untrue  statement of a material fact  contained or alleged to be contained in any  information  provided by or on behalf of the Depositor or GMACM for inclusion in any report filed with Commission under the Exchange Act  (collectively,  the "GMACM
Information"),  or (ii) the  omission or alleged omission to state in the GMACM  Information a material fact required to be stated in the GMACM  Information or necessary in order to make the statements  therein,  in the light of the  circumstances under which they were made, not misleading.

(d)      Notwithstanding  any provision in this  Section 10.04  to the  contrary,  the parties agree that none of the Owner
Trustee,  the  Depositor  or GMACM  shall be liable to the other for any  consequential  or  punitive  damages  whatsoever, whether in  contract,  tort  (including  negligence  and strict  liability),  or any other  legal or  equitable  principle;
provided, however, that such limitation shall not be applicable with respect to third party claims made against a party.

ARTICLE XI

                                                       Miscellaneous

Section 11.01.    Amendments.

(a)      (a)          This Trust  Agreement may be amended from time to time by the parties  hereto with the consent of the
Enhancer as specified in this Section 11.01,  provided that any such amendment,  except as provided in paragraph (e) below, shall be  accompanied  by an Opinion of Counsel  addressed  to the Owner  Trustee and the  Enhancer to the effect that such amendment  (i) complies  with the  provisions of this Section and (ii) will not cause the Trust to be subject to any tax or cause any of the REMICs to fail to qualify as a REMIC for federal income tax purposes.

(b)      If  the  purpose  of  any  such  amendment  (as  detailed  therein)  is to  correct  any  mistake,  eliminate  any inconsistency,  cure any  ambiguity or deal with any matter not covered in this Trust  Agreement  (i.e.,  to give effect to the intent of the  parties),  it shall not be  necessary  to obtain the  consent of any  Certificateholders,  but the Owner
Trustee  shall be  furnished  with (i) a letter from each  Rating  Agency  that the  amendment  will not result in a Rating
Event,  determined  without  regard to the Policy and (ii) an Opinion of Counsel to the effect  that such  action  will not adversely affect in any material  respect the interests of any  Certificateholder  or the Enhancer,  and the consent of the
Enhancer shall be obtained.

(c)      If the purpose of the  amendment is to prevent the  imposition  of any federal or state taxes at any time that any
Security  is  outstanding  (i.e.,  technical  in  nature),  it  shall  not  be  necessary  to  obtain  the  consent  of any
Certificateholder,  but the Owner  Trustee shall be furnished  with an Opinion of Counsel that such  amendment is necessary or helpful to prevent the imposition of such taxes and is not materially adverse to any  Certificateholder  and the consent of the Enhancer shall be obtained.

(d)      If the purpose of the amendment is to add or eliminate or change any provision of the Trust  Agreement  other than as  contemplated  in (b) and (c) above,  the  amendment  shall  require (i) the consent of the  Enhancer  and an Opinion of
Counsel  to the  effect  that  such  action  will not  adversely  affect  in any  material  respect  the  interests  of any
Certificateholder  and (ii) either (A) a letter from each Rating Agency that such  amendment will not cause a Rating Event, if  determined  without  regard to the  Policy or (B) the  consent  of  Certificateholders  of each  Class of  Certificates evidencing a majority of the aggregate Certificate Percentage Interest and the Indenture Trustee;  provided,  however, that no such  amendment  shall reduce in any manner the amount of, or delay the timing of,  payments  received that are required to be distributed on any Certificate without the consent of each  Certificateholder  affected thereby and the Enhancer,  or reduce the  aforesaid  percentage  of  Certificates  the  Certificateholders  of which are  required to consent to any such amendment, without the consent of the Certificateholders of all such Certificates then outstanding.

(e)      No amendment of this Trust Agreement may provide for the holding of any of the Certificates in book-entry form.

(f)      If the purpose of any such  amendment is to provide for the issuance of additional  Certificates  representing  an interest in the Trust,  it shall not be necessary  to obtain the consent of any  Certificateholder,  but the Owner  Trustee shall be  furnished  with (i) an  Opinion  of  Counsel to the effect  that such  action  will not  adversely  affect in any material respect the interests of any  Certificateholders  and (B) a letter from each Rating Agency to the effect that such amendment  will not cause a Rating  Event,  if  determined  without  regard to the Policy,  and the consent of the Enhancer shall be obtained.

(g)      Promptly  after  the  execution  of any such  amendment  or  consent,  the Owner  Trustee  shall  furnish  written notification of the substance of such amendment or consent to each  Certificateholder,  the Indenture Trustee, the Enhancer
and each of the  Rating  Agencies.  It shall not be  necessary  for the  consent  of  Certificateholders  or the  Indenture
Trustee  pursuant to this Section 11.01 to approve the particular form of any proposed  amendment or consent,  but it shall be sufficient if such consent shall  approve the substance  thereof.  The manner of obtaining  such consents (and any other consents of  Certificateholders  provided for in this Trust Agreement or in any other Basic Document) and of evidencing the authorization  of the execution  thereof by  Certificateholders  shall be subject to such  reasonable  requirements  as the
Owner Trustee may prescribe.

(h)      In connection with the execution of any amendment to any agreement to which the Trust is a party,  other than this
Trust  Agreement,  the Owner Trustee shall be entitled to receive and  conclusively  rely upon an Opinion of Counsel to the effect that such  amendment is authorized or permitted by the documents  subject to such  amendment and that all conditions precedent in the Basic  Documents  for the execution and delivery  thereof by the Trust or the Owner  Trustee,  as the case may be, have been satisfied.

         Promptly  after the  execution of any  amendment to the  Certificate  of Trust,  the Owner Trustee shall cause the filing of such amendment with the Secretary of State.

Section 11.02.    No Legal  Title to Trust  Estate.  The  Certificateholders  shall not have legal title to any part of the
Trust  Estate.  The  Certificateholders  shall be  entitled  to  receive  distributions  with  respect  to their  undivided beneficial  interest  therein only in accordance  with Articles V and VIII. No transfer,  by operation of law or otherwise, of any right,  title or interest of the  Certificateholders  to and in their  ownership  interest in the Trust Estate shall operate to terminate  this Trust  Agreement or the trusts  hereunder or entitle any  transferee  to an accounting or to the transfer to it of legal title to any part of the Trust Estate.

Section 11.03.    Limitations  on Rights of Others.  Except for Section 2.07,  the  provisions of this Trust  Agreement are solely for the benefit of the Owner  Trustee,  the  Depositor,  the  Certificateholders,  the  Enhancer  and, to the extent expressly  provided  herein,  the Indenture  Trustee and the  Noteholders,  and nothing in this Trust Agreement (other than
Section 2.07),  whether  express or implied,  shall be construed to give to any other Person any legal or equitable  right, remedy or claim in the Trust  Estate or under or in  respect  of this  Trust  Agreement  or any  covenants,  conditions  or provisions contained herein.

Section 11.04.    Notices.

(a)      Unless otherwise  expressly  specified or permitted by the terms hereof, all notices shall be in writing and shall be deemed given upon receipt:  if to the Owner  Trustee,  addressed to its Corporate  Trust Office;  if to the  Certificate
Paying Agent,  addressed to JPMorgan Chase Bank, National  Association,  227 W. Monroe Street, 26th Floor, Chicago Illinois
60606,  Attention Keith  Richardson,  if to the Depositor,  addressed to Residential  Asset Mortgage  Products,  Inc., 8400
Normandale Lake Boulevard,  Suite 600,  Minneapolis,  Minnesota  55437,  Attention:  President,  Re: GMACM Home Equity Loan
Trust Series 2006-HE3;  if to the Enhancer,  addressed to Financial Guaranty Insurance Company,  125 Park Avenue, New York,
New York 10017:  Attention:  Structured  Finance  Surveillance  (GMACM Home Equity Loan Trust  2006-HE3),  if to the Rating
Agencies,  addressed  to Moody's  Investors  Service,  Inc.,  99 Church  Street,  4th Floor,  New York,  New York 10001 and
Standard & Poor's, a division of The McGraw-Hill  Companies,  Inc., 55 Water Street,  New York, New York 10004,  Attention:
Structured  Finance  Department  - MBS;  or,  as to each of the  foregoing  Persons,  at such  other  address  as  shall be designated by such Person in a written notice to each of the other foregoing Persons.

(b)      Any notice required or permitted to be given to a  Certificateholder  shall be given by first-class mail,  postage prepaid, at the address of such  Certificateholder  as shown in the Certificate  Register.  Any notice so mailed within the time prescribed in this Trust  Agreement to a  Certificateholder  shall be  conclusively  presumed to have been duly given, whether or not such Certificateholder receives such notice.

(c)      A copy of any notice delivered to the Owner Trustee or the Trust shall also be delivered to the Depositor.

(d)      Where this Trust Agreement provides for a notice, certificate,  opinion, report or similar delivery to be given to any transaction party or to a Rating Agency, a copy of such document shall be contemporaneously sent to the Enhancer.

Section 11.05.    Severability.  Any  provision  of  this  Trust  Agreement  that is  prohibited  or  unenforceable  in any jurisdiction shall, as to such jurisdiction,  be ineffective to the extent of such prohibition or unenforceability  without invalidating the remaining  provisions hereof, and any such prohibition or  unenforceability  in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 11.06.    Separate  Counterparts.  This Trust  Agreement  may be executed  by the  parties  hereto in any number of counterparts,  each of which when so executed and delivered shall be an original,  but all such counterparts shall together constitute but one and the same instrument.

Section 11.07.    Successors  and Assigns.  All  representations,  warranties,  covenants and agreements  contained  herein shall be binding  upon,  and inure to the  benefit of,  each of the  Enhancer,  the  Depositor,  the Owner  Trustee and its
successors and each  Certificateholder  and its  successors and permitted  assigns,  all as herein  provided.  Any request, notice,  direction,  consent,  waiver or other  instrument or action by a  Certificateholder  shall bind the successors and assigns of such Certificateholder.

Section 11.08.    No Petition.  The Owner Trustee, by entering into this Trust Agreement,  and each  Certificateholder,  by accepting a Certificate,  hereby  covenant and agree that they will not at any time institute  against the Depositor or the
Trust,  or join in any  institution  against the  Depositor or the Trust of, any  bankruptcy  Proceedings  under any United
States federal or state bankruptcy or similar law in connection with any obligations to the  Certificates,  the Notes, this
Trust Agreement or any of the other Basic Documents.

Section 11.09.    No   Recourse.   Each   Certificateholder,   by   accepting  a   Certificate,   acknowledges   that  such
Certificateholder's  Certificate  represents a beneficial  interest in the Trust only and does not represent an interest in or obligation of the Depositor,  the Sellers,  the Owner Trustee,  the Indenture Trustee or any Affiliate thereof, and that no recourse may be had against such Persons or their assets,  except as may be expressly set forth or  contemplated  in the
Certificates, this Trust Agreement or the other Basic Documents.

Section 11.10.    Headings.  The  headings of the various  Articles and Sections  herein are for  convenience  of reference only and shall not define or limit any of the terms or provisions hereof.

Section 11.11.    GOVERNING  LAW.  THIS TRUST  AGREEMENT  SHALL BE  CONSTRUED IN  ACCORDANCE  WITH THE LAWS OF THE STATE OF
DELAWARE,  WITHOUT  REFERENCE TO ITS CONFLICT OF LAW PROVISIONS,  AND THE  OBLIGATIONS,  RIGHTS AND REMEDIES OF THE PARTIES
HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 11.12.    Integration.  This Trust Agreement  constitutes the entire agreement among the parties hereto  pertaining to the subject matter hereof and supersedes all prior agreements and understanding pertaining thereto.

Section 11.13.    Rights of  Enhancer  to  Exercise  Rights of  Certificateholders.  By  accepting  its  Certificate,  each
Certificateholder  agrees that unless an Enhancer Default exists or as otherwise  provided in this Agreement,  the Enhancer shall have the right to  exercise  all rights of the  Certificateholders  under this Trust  Agreement  without  any further consent of the  Certificateholders.  Nothing in this  Section,  however,  shall alter or modify in any way,  the  fiduciary obligations  of the Owner  Trustee to the  Certificateholders  pursuant to this Trust  Agreement,  or create any  fiduciary obligation of the Owner Trustee to the Enhancer.  The Enhancer  shall be an express third party  beneficiary  of this Trust
Agreement.

         IN WITNESS  WHEREOF,  the  Depositor  and the Owner  Trustee have caused their names to be signed  hereto by their respective officers thereunto duly authorized, all as of the day and year first above written.

                                                     RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                                                          as Depositor

                                                     By: _________________________________________
                                                              Name:
                                                              Title:

                                                     WILMINGTON TRUST COMPANY,
                                                          not in its individual capacity but solely as Owner Trustee, except with respect to the representations and warranties
                                                          contained in Section 6.03 hereof

                                                     By:  _________________________________________
                                                              Name:
                                                              Title:

Acknowledged and Agreed:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION,
     as Indenture Trustee, Certificate Registrar
     and Certificate Paying Agent

By: _________________________________________
Name:
Title:

Acknowledged and Agreed for purposes of Article X:

GMAC MORTGAGE CORPORATION,

By:___________________________________________
Name:
Title:

                                                         EXHIBIT A

                                               FORM OF CLASS SB CERTIFICATE

THIS  CLASS SB  CERTIFICATE  IS  SUBORDINATED  IN RIGHT OF PAYMENT TO THE NOTES AS DESCRIBED IN THE  AGREEMENT  (AS DEFINED
HEREIN).

THIS  CLASS SB  CERTIFICATE  IS  ISSUED  IN THE  PERCENTAGE  INTEREST  SET  FORTH  BELOW.  THE  CERTIFICATEHOLDER  OF  THIS
CERTIFICATE HEREBY CONSENTS TO ANY CHANGE IN ITS PERCENTAGE INTEREST IN ACCORDANCE WITH SUCH SECTION.

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS NOTE IS A "REGULAR  INTEREST" IN A "REAL ESTATE  MORTGAGE  INVESTMENT
CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS  860G AND 860D OF THE  INTERNAL  REVENUE CODE OF 1986 (THE
"CODE").

THIS CLASS SB  CERTIFICATE  HAS NOT BEEN AND WILL NOT BE REGISTERED  UNDER THE SECURITIES  ACT OF 1933, AS AMENDED,  OR THE
SECURITIES  LAWS OF ANY STATE AND MAY NOT BE RESOLD OR TRANSFERRED  UNLESS IT IS REGISTERED  PURSUANT TO SUCH ACT AND STATE
LAWS OR IS SOLD OR TRANSFERRED IN TRANSACTIONS  WHICH ARE EXEMPT FROM  REGISTRATION  UNDER SUCH ACT AND SUCH STATE LAWS AND
IS TRANSFERRED IN ACCORDANCE WITH THE PROVISIONS OF SECTION 3.05 OF THE AGREEMENT.

NO TRANSFER OF THIS CLASS SB  CERTIFICATE  SHALL BE MADE UNLESS THE CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED EITHER (i) A
REPRESENTATION  LETTER,  IN THE FORM OF EXHIBIT G TO THE AGREEMENT,  FROM THE TRANSFEREE OF THIS  CERTIFICATE TO THE EFFECT
THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE  BENEFIT OR OTHER PLAN SUBJECT TO THE PROHIBITED  TRANSACTION  RESTRICTIONS AND THE
FIDUCIARY  RESPONSIBILITY  REQUIREMENTS OF THE EMPLOYEE  RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR
SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE"), ANY PERSON ACTING,  DIRECTLY OR INDIRECTLY,  ON
BEHALF OF ANY SUCH PLAN OR ANY PERSON  USING "PLAN  ASSETS,"  WITHIN THE  MEANING OF THE  DEPARTMENT  OF LABOR  REGULATIONS
SECTION 2510.3-101,  TO ACQUIRE THIS CLASS SB  CERTIFICATE (EACH, A "PLAN INVESTOR"),  OR (ii) IF THIS CLASS SB CERTIFICATE
IS  PRESENTED  FOR  REGISTRATION  IN THE NAME OF A PLAN  INVESTOR,  AN  OPINION OF  COUNSEL  ACCEPTABLE  TO AND IN FORM AND
SUBSTANCE  SATISFACTORY  TO THE DEPOSITOR,  THE OWNER TRUSTEE,  THE SERVICER AND THE CERTIFICATE  REGISTRAR,  TO THE EFFECT
THAT THE PURCHASE OR HOLDING OF THIS CLASS SB  CERTIFICATE  IS  PERMISSIBLE  UNDER  APPLICABLE  LAW, WILL NOT CONSTITUTE OR
RESULT IN A PROHIBITED  TRANSACTION  UNDER  SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (OR  COMPARABLE  PROVISIONS OF
ANY  SUBSEQUENT  ENACTMENTS)  AND WILL NOT  SUBJECT THE  DEPOSITOR,  THE OWNER  TRUSTEE,  THE  SERVICER OR THE  CERTIFICATE
REGISTRAR TO ANY OBLIGATION OR LIABILITY  (INCLUDING  OBLIGATIONS OR LIABILITIES UNDER SECTION 406 OF ERISA OR SECTION 4975
OF THE CODE) IN ADDITION TO THOSE UNDERTAKEN IN THE AGREEMENT.

THE  TRANSFEREE  OF THIS  CLASS SB  CERTIFICATE  SHALL BE  SUBJECT  TO UNITED  STATES  FEDERAL  WITHHOLDING  TAX UNLESS THE
CERTIFICATE  REGISTRAR SHALL HAVE RECEIVED A CERTIFICATE OF NON-FOREIGN STATUS CERTIFYING AS TO THE TRANSFEREE'S  STATUS AS
A U.S. PERSON OR CORPORATION OR PARTNERSHIP UNDER U.S. LAW.

THIS CLASS SB  CERTIFICATE  DOES NOT REPRESENT AN INTEREST IN OR OBLIGATION OF THE SELLERS,  THE  DEPOSITOR,  THE SERVICER,
THE  INDENTURE  TRUSTEE,  THE OWNER  TRUSTEE OR ANY OF THEIR  RESPECTIVE  AFFILIATES,  EXCEPT AS EXPRESSLY  PROVIDED IN THE
AGREEMENT OR THE OTHER BASIC DOCUMENTS.

Class:  SB

Certificate No.

Percentage Interest: 100%

Cut-Off Date:  August 1, 2006

Date of Trust Agreement:  August 30, 2006

First Payment Date:  September 25, 2006

Final Payment Date:  October 25, 2036

                                GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2006-HE3
                      (the "Issuer"), the property of which consists primarily of the Mortgage Loans.

         This  Class SB  Certificate  is payable  solely from the assets of the Trust  Estate,  and does not  represent  an obligation of or interest in the Depositor,  the Sellers,  the Servicer,  the Indenture Trustee or the Owner Trustee or any
of  their  Affiliates.   This  Class SB   Certificate  is  not  guaranteed  or  insured  by  any  governmental   agency  or
instrumentality  or by the  Depositor,  the Sellers,  the Servicer,  the  Indenture  Trustee or the Owner Trustee or any of
their affiliates.  None of the Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of
their  Affiliates will have any obligation with respect to any certificate or other  obligation  secured by or payable from payments on the Certificates.

         This certifies  that GMAC Mortgage  Corporation is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Class SB  Certificate  (as set forth on the face hereof) in certain  distributions  with respect to the
Trust Estate,  consisting  primarily of the Mortgage  Loans,  created by  Residential  Asset Mortgage  Products,  Inc. (the
"Depositor").  The Trust (as  defined  herein) was created  pursuant to a trust  agreement  dated as of August 30, 2006 (as amended and  supplemented  from time to time,  the  "Agreement"),  between the Depositor and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  Capitalized  terms  used  herein  that are not  otherwise defined shall have the meanings  ascribed  thereto in Appendix A to the indenture dated as of August 30, 2006,  between the
Trust and the Indenture  Trustee.  This Class SB  Certificate  is issued under and is subject to the terms,  provisions and conditions of the  Agreement,  to which  Agreement the  Certificateholder  of this  Class SB  Certificate  by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Pursuant  to the  terms  of the  Agreement,  a  distribution  will be made on the 25th  day of each  March,  June,
September and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date  specified  above,  to the Person in whose name this Class SB  Certificate is registered  at the  close of  business  on the last  day (or if such  last day is not a  Business  Day,  the  Business  Day immediately  preceding  such last day) of the month  immediately  preceding  the month of such  distribution  (the  "Record
Date"),  in an amount  equal to the pro rata  portion  evidenced  by this  Class SB  Certificate  (based on the  Percentage
Interest stated on the face hereon) of the amount,  if any,  required to be distributed to  Certificateholders  of Class SB
Certificates on such Payment Date.  Distributions  on this Class SB  Certificate  will be made as provided in the Agreement by the  Certificate  Paying Agent by wire transfer or check mailed to the  Certificateholder  of record in the  Certificate
Register  without the  presentation  or  surrender  of this  Class SB  Certificate  or the making of any  notation  hereon.
Pursuant to the Agreement,  the Trust has issued three Classes of  Certificates,  designated as the Class SB  Certificates, the Class R-I Certificates and the Class R-II Certificates.

         Except as otherwise  provided in the Agreement  and  notwithstanding  the above,  the final  distribution  on this
Class SB  Certificate  will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution and only upon  presentation  and surrender of this Class SB  Certificate at the Corporate  Trust Office of the  Certificate
Registrar.

         No transfer  of this  Class SB  Certificate  will be made  unless  such  transfer is exempt from the  registration requirements of the Securities Act of 1933, as amended (the  "Securities  Act"),  and any applicable  state securities laws or is made in  accordance  the  Securities  Act and such state laws.  In the event that such a transfer is to be made,  (i)
the  Certificate  Registrar or the  Depositor  may require an Opinion of Counsel  acceptable  to and in form and  substance satisfactory  to the  Certificate  Registrar and the  Depositor  that such transfer is exempt  (describing  the  applicable exemption and the basis  therefor) from or is being made pursuant to the  registration  requirements of the Securities Act, and of any  applicable  statute  of any  state and (ii) the  transferee  shall  execute  an  investment  letter in the form described in the  Agreement  and (iii) the  Certificate  Registrar  shall  require the  transferee to execute an investment letter and a Certificate of  Non-Foreign  Status in the form described by the Agreement (or if a Certificate of Non-Foreign
Status is not provided,  an Opinion of Counsel as described in the Agreement),  which investment  letter and certificate or
Opinion  of Counsel  shall not be at the  expense  of the  Trust,  the Owner  Trustee,  the  Certificate  Registrar  or the
Depositor.  The  Certificateholder  hereof desiring to effect such transfer shall,  and does hereby agree to, indemnify the
Trust, the Owner Trustee, the Depositor,  the Servicer and the Certificate  Registrar against any liability that may result if the transfer is not so exempt or is not made in  accordance  with such federal and state laws.  In  connection  with any such transfer,  the  Certificate  Registrar  (unless  otherwise  directed by the Depositor)  will also require either (i) a representation  letter,  in the form of Exhibit G to the Agreement,  stating that the transferee is not an employee benefit or other plan subject to the prohibited transaction restrictions or the fiduciary  responsibility  requirements of ERISA or
Section 4975 of the Code (a "Plan"),  any person acting,  directly or indirectly,  on behalf of any such Plan or any Person using the "plan  assets,"  within the meaning of the Department of Labor  Regulations  Section  2510.3-101,  to effect such acquisition  (collectively,  a "Plan  Investor")  or (ii) if such  transferee  is a Plan  Investor,  an  Opinion of Counsel acceptable  to and in  form  and  substance  satisfactory  to the  Depositor,  the  Owner  Trustee,  the  Servicer  and the
Certificate  Registrar,  to the effect that the  purchase or holding of such  Class SB  Certificate  is  permissible  under applicable  law, will not  constitute or result in a prohibited  transaction  under Section 406 of ERISA or Section 4975 of the Code (or comparable  provisions of any subsequent  enactments)  and will not subject the Depositor,  the Owner Trustee, the Servicer or the  Certificate  Registrar to any obligation or liability  (including  obligations  or  liabilities  under
Section 406 of ERISA or Section 4975 of the Code) in addition to those undertaken in the Agreement.

         This  Class SB  Certificate  is one of a duly  authorized  issue of  Certificates  designated as GMACM Home Equity
Loan-Backed Certificates of the Series specified hereon (the "Certificates").

         The Certificateholder of this Class SB  Certificate,  by its acceptance hereof, agrees that it will look solely to the funds on deposit in the  Distribution  Account  that have been  released  from the Lien of the  Indenture  for  payment hereunder and that neither the Owner  Trustee in its  individual  capacity nor the  Depositor is  personally  liable to the
Certificateholders  for any amount  payable  under this  Class SB  Certificate  or the  Agreement  or,  except as expressly provided in the Agreement, subject to any liability under the Agreement.

         The  Certificateholder  of  this  Class SB  Certificate  acknowledges  and  agrees  that  its  rights  to  receive distributions  in respect of this Class SB  Certificate  are  subordinated to the rights of the Noteholders as described in the Indenture.

         Each Certificateholder,  by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute  against the  Depositor,  or join in any  institution  against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any United
States federal or state  bankruptcy or similar law in connection with any  obligations  relating to the  Certificates,  the
Notes, the Agreement or any of the other Basic Documents.

         The Agreement permits the amendment thereof as specified below,  provided that any amendment be accompanied by the consent of the  Enhancer and an Opinion of Counsel to the Owner  Trustee to the effect that such  amendment  complies  with the  provisions  of the  Agreement and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate  any  inconsistency,  cure any  ambiguity or deal with any matter not covered,  it shall not be  necessary  to obtain  the  consent  of any  Certificateholder,  but the Owner  Trustee  shall be furnished  with a letter  from  each  Rating  Agency  to the  effect  that such  amendment  will not  cause a Rating  Event determined  without  regard to the Policy,  and the consent of the Enhancer  shall be obtained.  If the purpose of any such amendment  is to prevent the  imposition  of any federal or state taxes at any time that any  Security is  Outstanding,  it shall not be necessary to obtain the consent of the any  Certificateholder,  but the Owner Trustee shall be furnished  with an Opinion of Counsel  that such  amendment  is  necessary  or helpful to prevent the  imposition  of such taxes and is not materially  adverse to any  Certificateholder  and the consent of the  Enhancer  shall be  obtained.  If the purpose of the amendment is to add or eliminate or change any  provision of the  Agreement,  other than as specified in the  preceding two sentences,  the amendment  shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event (determined  without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture  Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received that are required to be distributed on any Certificate  without the consent of all  Certificateholders  affected  thereby and the Enhancer,  or (ii) reduce the aforesaid  percentage  of  Certificates  the  Certificateholders  of which are  required  to consent to any such  amendment without the consent of the Certificateholders of all such Certificates then outstanding.

         As provided in the Agreement and subject to certain  limitations  therein set forth, the transfer of this Class SB
Certificate is  registerable in the Certificate  Register upon surrender of this Class SB  Certificate for  registration of transfer at the Corporate Trust Office of the  Certificate  Registrar,  accompanied by a written  instrument of transfer in form satisfactory to the Certificate  Registrar duly executed by the Certificateholder  hereof or such  Certificateholder's attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage  Interest will be issued to the designated  transferee.  The initial  Certificate
Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the Class SB  Certificates  are issuable only in minimum  denominations of a
10.0000%  Percentage  Interest and in integral  multiples of a 0.0001% Percentage  Interest in excess thereof.  As provided in the Agreement and subject to certain limitations  therein set forth, the Class SB  Certificates are exchangeable for new
Class SB  Certificates  of authorized  denominations,  as requested by the  Certificateholder  surrendering  the same. This
Class SB Certificate is issued in the Percentage Interest above.

         No service  charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the
Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  payable  in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar and any agent of the Owner Trustee, the Certificate  Paying Agent, or the  Certificate  Registrar may treat the Person in whose name this Class SB  Certificate is  registered as the owner hereof for all purposes,  and none of the Owner  Trustee,  the  Certificate  Paying Agent,  the
Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Class SB Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the Agreement in respect of this Class SB  Certificate  and the Trust created thereby shall  terminate upon the final  distribution of all moneys or other property or proceeds of the Trust Estate in accordance with the terms of the Indenture and the Agreement.

         Unless the  certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner
Trustee,  or an authenticating  agent by manual signature,  this Class SB  Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.

                                                 [Signature Page Follows]

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity,  has caused this
Class SB Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2006-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely  as  Owner
                                                                   Trustee

Dated: August 30, 2006                                    By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: __________________________________________________
                 Authorized Signatory

or ___________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                        ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ____________________________________________________________________________________________________
                                           (name and address of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:________________________
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within
Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                 DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________

for the account of_________________________________________________________________________, account number
____________________________ , or, if mailed by check, to  ________________________________________________.

         Applicable statements should be mailed to ________________________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                         EXHIBIT B

                                                   CERTIFICATE OF TRUST

                                                            OF

                                           GMACM HOME EQUITY LOAN TRUST 2006-HE3

         THE  UNDERSIGNED,  Wilmington  Trust  Company,  as owner  trustee  (the  "Trustee"),  for the purpose of forming a statutory trust does hereby certify as follows:

         1.       The name of the statutory trust is:

                  GMACM HOME EQUITY LOAN TRUST 2006-HE3

         2.       The name and business  address of the Trustee of the statutory  trust in the State Delaware is Wilmington
Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890.

         3.       The statutory  trust reserves the right to amend,  alter,  change,  or repeal any provision  contained in this Certificate of Trust in the manner now or hereafter prescribed by law.

         4.       This Certificate of Trust shall be effective upon filing.

         THE UNDERSIGNED,  being the Trustee  hereinbefore  named, for the purpose of forming a statutory trust pursuant to the  provisions of the Delaware  Statutory  Trust Act, does make this  certificate of trust,  hereby  declaring and further certifying  that this is its act and deed and that to the best of the  undersigned's  knowledge and belief the facts herein stated are true.

                                     WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but solely as owner trustee under the trust agreement to be dated as of August 30, 2006

                                     By:  _________________________________________________
                                          Name:
                                          Title:

Dated:  August 30, 2006

                                                         EXHIBIT C

                                       [FORM OF RULE 144A INVESTMENT REPRESENTATION]

                                  Description of Rule 144A Securities, including numbers:

         The  undersigned  seller,  as  registered  holder (the  "Seller"),  intends to transfer  the Rule 144A  Securities described above to the undersigned buyer (the "Buyer").

         1.       In connection  with such transfer and in accordance  with the agreements  pursuant to which the Rule 144A
Securities  were issued,  the Seller  hereby  certifies the  following  facts:  Neither the Seller nor anyone acting on its behalf has offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the
Rule 144A  Securities  or any other  similar  security  to, or solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar  security from,  or  otherwise  approached  or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A
Securities or any other similar  security  with,  any person in any manner,  or made any general  solicitation  by means of general  advertising or in any other manner,  or taken any other action,  that would  constitute a distribution of the Rule
144A  Securities  under the  Securities Act of 1933, as amended (the "1933 Act"),  or that would render the  disposition of the Rule 144A Securities a violation of Section 5 of the 1933 Act or require  registration  pursuant thereto,  and that the
Seller has not offered the Rule 144A  Securities  to any person  other than the Buyer or another  "qualified  institutional buyer" as defined in Rule 144A under the 1933 Act.

         2.       The Buyer warrants and represents to, and covenants  with, the Owner Trustee and the Depositor,  pursuant to Section 3.05 of the trust agreement dated as of August 30, 2006 (the  "Agreement"),  between  Residential Asset Mortgage
Products,  Inc., as depositor (the "Depositor"),  and Wilmington Trust Company, as owner trustee (the "Owner Trustee"),  as follows:

                  a. The Buyer  understands  that the Rule 144A Securities  have not been registered  under the 1933 Act or the securities laws of any state.

                  b. The Buyer considers itself a substantial,  sophisticated  institutional investor having such knowledge and  experience  in  financial  and  business  matters  that it is capable of  evaluating  the merits and risks of investment in the Rule 144A Securities.

                  c. The Buyer has been  furnished  with all  information  regarding the Rule 144A  Securities  that it has requested from the Seller, the Indenture Trustee, the Owner Trustee or the Servicer.

                  d.  Neither  the Buyer nor  anyone  acting on its  behalf  has  offered,  transferred,  pledged,  sold or otherwise  disposed of the Rule 144A  Securities,  any interest in the Rule 144A  Securities  or any other similar security  to, or solicited  any offer to buy or accept a transfer,  pledge or other  disposition  of the Rule 144A
         Securities,  any interest in the Rule 144A Securities or any other similar security from, or otherwise  approached or  negotiated  with respect to the Rule 144A  Securities,  any interest in the Rule 144A  Securities or any other similar security with, any person in any manner, or made any general  solicitation by means of general advertising or in any other  manner,  or taken  any other  action,  that  would  constitute  a  distribution  of the Rule 144A
         Securities  under the 1933 Act or that would  render the  disposition  of the Rule 144A  Securities a violation of
         Section 5 of the 1933 Act or require  registration  pursuant  thereto,  nor will it act, nor has it  authorized or will it authorize any person to act, in such manner with respect to the Rule 144A Securities.

                  e. The Buyer is a  "qualified  institutional  buyer" as that term is  defined in Rule 144A under the 1933
         Act and has completed  either of the forms of  certification to that effect attached hereto as Annex 1 or Annex 2.
         The Buyer is aware that the sale to it is being made in reliance  on Rule 144A.  The Buyer is  acquiring  the Rule
         144A  Securities for its own account or the accounts of other qualified  institutional  buyers,  understands  that such Rule 144A Securities may be resold,  pledged or transferred only (i) to a person reasonably  believed to be a qualified  institutional buyer that purchases for its own account or for the account of a qualified  institutional buyer to whom notice is given that the resale,  pledge or transfer is being made in reliance on Rule 144A, or (ii)
         pursuant to another exemption from registration under the 1933 Act.

         3.       The Buyer represents that:

                  (i)      either (a) or (b) is satisfied, as marked below:

                                    a.  The  Buyer is not any employee  benefit  plan  subject to the  Employee  Retirement
                  Income Security Act of 1974, as amended ("ERISA"),  or the Internal Revenue Code of 1986, as amended (the
                  "Code"),  a Person  acting,  directly or indirectly,  on behalf of any such plan or any Person  acquiring such  Certificates with "plan assets" of a Plan within the meaning of the Department of Labor Regulations
                  Section 2510.3-101; or

                                    b.  The Buyer will provide the Depositor,  the Owner Trustee, the Certificate Registrar
                  and the  Servicer  with  either:  (x) an opinion of counsel,  satisfactory  to the  Depositor,  the Owner
                  Trustee,  the  Certificate  Registrar and the Servicer,  to the effect that the purchase and holding of a
                  Certificate  by or on behalf of the Buyer is  permissible  under  applicable  law, will not constitute or result in a prohibited  transaction under Section 406 of ERISA or Section 4975 of the Code (or comparable provisions of any  subsequent  enactments)  and will not subject the Depositor,  the Owner  Trustee,  the
                  Certificate  Registrar or the Servicer to any obligation or liability (including  liabilities under ERISA or Section 4975 of the Code) in addition to those  undertaken  in the Trust  Agreement,  which opinion of counsel shall not be an expense of the Depositor,  the Owner Trustee,  the  Certificate  Registrar or the
                  Servicer;  or (y) in lieu of such  opinion of counsel,  a  certification  in the form of Exhibit G to the
                  Trust Agreement; and

                  (ii)     the Buyer is familiar with the prohibited transaction  restrictions and fiduciary responsibility requirements  of  Sections  406 and 407 of ERISA and  Section  4975 of the Code and  understands  that each of the parties to which this  certification  is made is relying and will continue to rely on the statements  made in this paragraph 3.

         This  document  may be  executed  in one or more  counterparts  and by the  different  parties  hereto on separate counterparts,  each of which,  when so executed,  shall be deemed to be an original;  such  counterparts,  together,  shall constitute one and the same document.

         Capitalized  terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix
A to the indenture dated as of August 30, 2006, between the Trust and the Indenture Trustee.

         IN WITNESS WHEREOF, each of the parties has executed this document as of the date set forth below.

Print Name of Seller                                        Print Name of Buyer

By:                                                         By:
     Name:                                                       Name:
     Title:                                                      Title:

Taxpayer Identification:                                    Taxpayer Identification:

No.                                                         No.

Date:                                                       Date:

                                                                                                       ANNEX 1 TO EXHIBIT C

                                 QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                  [For Buyers Other Than Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or
other executive officer of the Buyer.

         2.       In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933 ("Rule 144A") because (i) the Buyer owned and/or invested on a discretionary basis $ _____________________________________(1) in securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A)
and (ii) the Buyer satisfies the criteria in the category marked below.

                  Corporation, etc.  The Buyer is a corporation (other than a bank, savings and loan association or similar institution), Massachusetts or similar statutory trust, partnership, or charitable organization described in Section 501(c)(3) of the Internal Revenue Code.

                  Bank.  The Buyer (a) is a national bank or banking institution organized under the laws of any state, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the state or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.

                  Savings and Loan.  The Buyer (a) is a savings and loan association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a state or federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements.

                  Broker-Dealer.  The Buyer is a dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended.

                  Insurance Company.  The Buyer is an insurance company whose primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a state or territory or the District of Columbia.

                  State or Local Plan.  The Buyer is a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees.

                  ERISA Plan.  The Buyer is an employee benefit plan within the meaning of Title I of the Employee
                  Retirement Income Security Act of 1974, as amended.

                  Investment Adviser.  The Buyer is an investment adviser registered under the Investment Advisers Act of
                  1940. as amended.

____________________________
(1)  Buyer must own and/or invest on a discretionary basis at least $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

                  SBIC.  The Buyer is a Small Business Investment Company licensed by the U.S. Small Business
                  Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958, as amended.

                  Business Development Company.  The Buyer is a business development company as defined in Section
                  202(a)(22) of the Investment Advisers Act of 1940, as amended.

                  Trust Fund.  The Buyer is a trust fund whose trustee is a bank or trust company and whose participants are exclusively (a) plans established and maintained by a state, its political subdivisions, or any agency or instrumentality of the state or its political subdivisions, for the benefit of its employees, or (b) employee benefit plans within the meaning of Title I of the Employee Retirement Income Security
                  Act of 1974, as amended, but is not a trust fund that includes as participants individual retirement accounts or H.R. 10 plans.

         3.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements, (vi)
securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

         4.       For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph.  Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the  Buyer,  but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction.  However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the
Securities Exchange Act of 1934, as amended.

         5.       The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Rule 144A Securities are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

                                            Will the Buyer be purchasing the Rule 144A
                   Yes           No         Securities only for the Buyer's own account?

         6.       If the answer to the foregoing question is "no", the Buyer agrees that, in connection with any purchase of securities sold to the Buyer for the account of a third party (including any separate account) in reliance on Rule
144A, the Buyer will only purchase for the account of a third party that at the time is a "qualified institutional buyer"
within the meaning of Rule 144A.  In addition, the Buyer agrees that the Buyer will not purchase securities for a third party unless the Buyer has obtained a current representation letter from such third party or taken other appropriate steps contemplated by Rule 144A to conclude that such third party independently meets the definition of "qualified institutional buyer" set forth in Rule 144A.

         7.       The Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice is given, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification as of the date of such purchase.

                                                          Print Name of Buyer

                                                          By:_____________________________
                                                                Name:
                                                                Title:

                                                          Date:___________________________

                                                                                                       ANNEX 2 TO EXHIBIT C

                                 QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A

                                   [For Buyers That Are Registered Investment Companies]

         The undersigned hereby certifies as follows in connection with the Rule 144A Investment Representation to which this certification is attached:

         1.       As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President
of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the
Securities Act of 1933 ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

         2.       In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in Rule
144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities
(other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year.  For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the
cost of such securities was used.

                           The Buyer owned $                                       in securities (other than the excluded
                           securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

                           The Buyer is part of a Family of Investment Companies which owned in the aggregate
                           $                             in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A).

         3.       The term "Family of Investment Companies" as used herein means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

         4.       The term "securities" as used herein does not include (i) securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) bank deposit notes and certificates of deposit,
(iii) loan participations, (iv) repurchase agreements, (v) securities owned but subject to a repurchase agreement and
(vi) currency, interest rate and commodity swaps.

         5.       The Buyer is familiar with Rule 144A and understands that each of the parties to which this certification is made are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A.  In addition, the Buyer will only purchase for the Buyer's own account.

         6.       The undersigned will notify each of the parties to which this certification is made of any changes in the information and conclusions herein.  Until such notice, the Buyer's purchase of Rule 144A Securities will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.

                                                          Print Name of Buyer

                                                          By:__________________________________________
                                                                Name:
                                                                Title:

                                                          IF AN ADVISER:

                                                          Print Name of Buyer

                                                          Date: __________________________________________

                                                         EXHIBIT D

                                          FORM OF INVESTOR REPRESENTATION LETTER

          _________, ___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

                  Re:      Residential Asset Mortgage Products, Inc.,
                           GMACM Home Equity Loan-Backed Certificates, Series 2006-HE3

Ladies and Gentlemen:

                  ___________________ (the "Purchaser") intends to purchase from _______________________________(the
"Seller") ___________________% Certificate Percentage Interest of the Class [__] Certificates, Series 2006-HE3 (the
"Certificates"), issued pursuant to the trust agreement dated as of August 30, 2006 (the "Trust Agreement"), between
Residential Asset Mortgage Products, Inc., as depositor (the "Depositor") and Wilmington Trust Company, as owner trustee
(the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, National Association, as Certificate
Registrar.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in
Appendix A to the indenture dated as of August 30, 2006, between the Trust and the Indenture Trustee.  The Purchaser hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

                  1.       The Purchaser understands that (a) the Certificates have not been and will not be registered or qualified under the Securities Act of 1933, as amended (the "Act"), or any state securities law, (b) the Company is not required to so register or qualify the Certificates, (c) the Certificates may be resold only if registered and qualified pursuant to the provisions of the Act or any state securities law, or if an exemption from such registration and qualification is available, (d) the Trust Agreement contains restrictions regarding the transfer of the Certificates and (e) the Certificates will bear a legend to the foregoing effect.

                  2.       The Purchaser is acquiring the Certificates for its own account for investment only and not with a view to or for sale in connection with any distribution thereof in any manner that would violate the Act or any applicable state securities laws.

                  3.       The Purchaser is (a) a substantial, sophisticated institutional investor having such knowledge and experience in financial and business matters, and, in particular, in such matters related to securities similar to the Certificates, such that it is capable of evaluating the merits and risks of investment in the
         Certificates, (b) able to bear the economic risks of such an investment and (c) an "accredited investor" within the meaning of Rule 501(a) promulgated pursuant to the Act.

                  4.       The Purchaser has been furnished with, and has had an opportunity to review a copy of the Trust
         Agreement and such other information concerning the Certificates, the Mortgage Loans and the Depositor as has
         been requested by the Purchaser from the Depositor or the Seller and is relevant to the Purchaser's decision to purchase the Certificates.  The Purchaser has had any questions arising from such review answered by the
         Depositor or the Seller to the satisfaction of the Purchaser.

                  5.       The Purchaser has not and will not nor has it authorized or will it authorize any person to (a)
         offer, pledge, sell, dispose of or otherwise transfer any Certificate, any interest in any Certificate or any other similar security to any person in any manner, (b) solicit any offer to buy or to accept a pledge, disposition of other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) otherwise approach or negotiate with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) make any general solicitation by means of general advertising or in any other manner or (e) take any other action, that (as to any of (a)
         through (d) above) would constitute a distribution of any Certificate under the Act, that would render the disposition of any Certificate a violation of Section 5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The Purchaser will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                  6.       The Purchaser represents:

                           (i) that either (a) or (b) is satisfied, as marked below:

                                    a.      The Purchaser is not any employee benefit plan subject to the Employee
                  Retirement Income Security Act of 1974, as amended ("ERISA"), or the Internal Revenue Code of 1986, as amended (the "Code"), a Person acting, directly or indirectly, on behalf of any such plan or any Person acquiring such Certificates with "plan assets" of a Plan within the meaning of the Department of Labor
                  Regulations Section 2510.3-101; or

                                    b.      The Purchaser will provide the Depositor, the Owner Trustee, the Certificate
                  Registrar and the Servicer with either: (x) an opinion of counsel, satisfactory to the Depositor, the
                  Owner Trustee, the Certificate Registrar and the Servicer, to the effect that the purchase and holding of a Certificate by or on behalf of the Purchaser is permissible under applicable law, will not constitute or result in a prohibited transaction under Section 406 of ERISA or Section 4975 of the Code
                  (or comparable provisions of any subsequent enactments) and will not subject the Depositor, the Owner
                  Trustee, the Certificate Registrar or the Servicer to any obligation or liability (including liabilities under ERISA or Section 4975 of the Code) in addition to those undertaken in the Trust Agreement, which opinion of counsel shall not be an expense of the Depositor, the Owner Trustee, the Certificate
                  Registrar or the Servicer; or (y) in lieu of such opinion of counsel, a certification in the form of
                  Exhibit G to the Trust Agreement; and

                           (ii) the Purchaser is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made in this paragraph 6.

                  7.       The Purchaser is not a non-United States person.

                                                          Very truly yours,

                                                          By: _____________________________________
                                                          Name:
                                                          Title:

                                                         EXHIBIT E

                                         FORM OF TRANSFEROR REPRESENTATION LETTER

                ___________, ___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2006-HE3

Ladies and Gentlemen:

                                    (the "Purchaser") intends to purchase from___________________________(the "Seller") a
______% Percentage Interest of Certificates of the Class [__] Certificates, Series 2006-HE3 (the "Certificates"), issued pursuant to the trust agreement dated as of August 30, 2006 (the "Trust Agreement"), between Residential Asset Mortgage
Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee"), as acknowledged and agreed by JPMorgan Chase Bank, National Association, as Certificate Registrar.  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of
August 30, 2006, between the Trust and the Indenture Trustee.  The Seller hereby certifies, represents and warrants to, and covenants with, the Depositor and the Certificate Registrar that:

         Neither the Seller nor anyone acting on its behalf has (a) offered, pledged, sold, disposed of or otherwise transferred any Certificate, any interest in any Certificate or any other similar security to any person in any manner,
(b) has solicited any offer to buy or to accept a pledge, disposition or other transfer of any Certificate, any interest in any Certificate or any other similar security from any person in any manner, (c) has otherwise approached or negotiated with respect to any Certificate, any interest in any Certificate or any other similar security with any person in any manner, (d) has made any general solicitation by means of general advertising or in any other manner, or (e) has taken any other action, that (as to any of (a) through (e) above) would constitute a distribution of the Certificates under the Securities Act of 1933 (the "Act"), that would render the disposition of any Certificate a violation of Section
5 of the Act or any state securities law, or that would require registration or qualification pursuant thereto.  The
Seller will

not act, in any manner set forth in the foregoing sentence with respect to any Certificate.  The Seller has not and will not sell or otherwise transfer any of the Certificates, except in compliance with the provisions of the Trust Agreement.

                                                          Very truly yours,

                                                          (Seller)

                                                          By: ________________________________
                                                                Name:
                                                                Title:

                                                         EXHIBIT F

                                         FORM OF CERTIFICATE OF NON-FOREIGN STATUS

         This Certificate of Non-Foreign Status is delivered pursuant to Section 3.05 of the trust agreement dated as of
August 30, 2006 (the "Trust Agreement"), between Residential Asset Mortgage Products, Inc., as depositor (the
"Depositor"), and Wilmington Trust Company, as owner trustee, in connection with the acquisition of, transfer to or possession by the undersigned, whether as beneficial owner (the "Beneficial Owner"), or nominee on behalf of the
Beneficial Owner of GMACM Home Equity Loan-Backed Certificates, Series 2006-HE3 (the "Certificates").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of August 30, 2006, between the Trust and the Indenture Trustee.

         Each holder must complete Part I, Part II (if the holder is a nominee), and in all cases sign and otherwise complete Part III.

         In addition, each holder shall submit with the Certificate an IRS Form W-9 relating to such holder.

         To confirm to the Trust that the provisions of Sections 871, 881 or 1446 of the Internal Revenue Code (relating to withholding tax on foreign partners) do not apply in respect of the Certificates held by the undersigned, the undersigned hereby certifies:

Part I -          Complete Either A or B

                  A.       Individual as Beneficial Owner

                           1.       I am (the Beneficial Owner is ) not a non-resident alien for purposes of U.S. income taxation;

                           2.       My (the Beneficial Owner's) name and home address are:

                                    __________________________________________________; and

                           3.       My (the Beneficial Owner's) U.S. taxpayer identification number (Social Security
                                    Number) is _______________________.

                  B.       Corporate, Partnership or Other Entity as Beneficial Owner

                           1.       ___________________________________ (Name of the Beneficial Owner) is not a foreign corporation, foreign partnership, foreign trust or foreign estate (as those terms are defined in the Code and Treasury Regulations;

                           2..      The Beneficial Owner's office address and place of incorporation (if applicable) is
                                    ____________________________________________; and

                           3.       The Beneficial Owner's U.S. employer identification number is
                                    ____________________________.

Part II -         Nominees

         If the undersigned is the nominee for the Beneficial Owner, the undersigned certifies that this Certificate has been made in reliance upon information contained in:

                         an IRS Form W-9

                         a form such as this or substantially similar

provided to the undersigned by an appropriate person and (i) the undersigned agrees to notify the Trust at least thirty
(30) days prior to the date that the form relied upon becomes obsolete, and (ii) in connection with change in Beneficial
Owners, the undersigned agrees to submit a new Certificate of Non-Foreign Status to the Trust promptly after such change.

Part III -        Declaration

         The undersigned, as the Beneficial Owner or a nominee thereof, agrees to notify the Trust within sixty (60) days of the date that the Beneficial Owner becomes a foreign person.  The undersigned understands that this certificate may be disclosed to the Internal Revenue Service by the Trust and any false statement contained therein could be punishable by fines, imprisonment or both.

         Under penalties of perjury, I declare that I have examined this certificate and to the best of my knowledge and belief it is true, correct and complete and will further declare that I will inform the Trust of any change in the information provided above, and, if applicable, I further declare that I have the authority* to sign this document.

            ____________________________________
                         Name

            ____________________________________
                 Title (if applicable)

            ____________________________________
                  Signature and Date

*NOTE:  If signed pursuant to a power of attorney, the power of attorney must accompany this certificate.

                                                         EXHIBIT G

                                            FORM OF ERISA REPRESENTATION LETTER

                          ______________, ___

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2006-HE3

Dear Sirs:

                       _______________________________________(the "Transferee") intends to acquire from
 ________________________________________(the "Transferor") a ____________% Percentage Interest of GMACM Home Equity Loan-Backed
Certificates, Series 2006-HE3 (the "Certificates"), issued pursuant to a trust agreement dated as of August 30, 2006, between Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of August 30, 2006, between the Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner
Trustee, the Certificate Registrar and the Servicer that:

         The Certificates (i) are not being acquired by, and will not be transferred to, any employee benefit plan within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or other retirement arrangement, including individual retirement accounts and annuities, Keogh plans and bank collective investment funds and insurance company general or separate accounts in which such plans, accounts or arrangements are invested, that is subject to Section 406 of ERISA or Section 4975 of the Internal Revenue Code
         of 1986, as amended (the "Code") (any of the foregoing, a "Plan"), (ii) are not being acquired with "plan assets"
         of a Plan within the meaning of the Department of Labor ("DOL") Regulations Section 2510.3-101, and (iii) will not be transferred to any entity that is deemed to be investing in plan assets within the meaning of the DOL
         Regulations Section 2510.3-101.

                  The Transferee is familiar with the prohibited transaction restrictions and fiduciary responsibility requirements of Sections 406 and 407 of ERISA and Section 4975 of the Code and understands that each of the parties to which this certification is made is relying and will continue to rely on the statements made herein.

                                                          Very truly yours,

                                                          By: _____________________________________
                                                              Name:
                                                              Title:

               EXHIBIT H

                                               FORM OF REPRESENTATION LETTER

                          _________,  ____

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Minneapolis, Minnesota 55437

Wilmington Trust Company
Rodney Square North
1100 North Market Street
Wilmington, Delaware 19890

GMAC Mortgage Corporation
100 Witmer Road
Horsham, Pennsylvania 19044

JPMorgan Chase Bank, National Association
227 W. Monroe Street, 26th Floor
Chicago, Illinois 60606

                  Re:      Residential Asset Mortgage Products, Inc.
                           GMACM Home Equity Loan-Backed Certificates, Series 2006-HE3

Dear Sirs:

                     _____________________________________________ (the "Transferee") intends to acquire from
_____________________________________________(the "Transferor") a ___________% Percentage Interest of GMACM Home Equity
Loan-Backed Certificates, Series 2006-HE3 (the "Certificates"), issued pursuant to a trust agreement dated as of August
30, 2006 (the "Trust Agreement"), Residential Asset Mortgage Products, Inc., as depositor (the "Depositor"), and
Wilmington Trust Company, as owner trustee (the "Owner Trustee").  Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in Appendix A to the indenture dated as of August 30, 2006, between the
Trust and the Indenture Trustee.

         The Transferee hereby certifies, represents and warrants to, and covenants with, the Depositor, the Owner
Trustee, the Certificate Registrar and the Servicer that:

                  (1)      the Transferee is acquiring the Certificate for its own behalf and is not acting as agent or custodian for any other person or entity in connection with such acquisition; and

                  (2)      the Transferee is not a partnership, grantor trust or S corporation for federal income tax purposes, or, if the Transferee is a partnership, grantor trust or S corporation for federal income tax purposes, the Certificates are not more than 50% of the assets of the partnership, grantor trust or S corporation.

                                                          Very truly yours,

                                                          By: _________________________________________
                                                              Name:
                                                              Title:

                                                        EXHIBIT I-1

         FORM OF CLASS R-I CERTIFICATES
THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES PERSON OR A  DISQUALIFIED  ORGANIZATION  (AS
DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST"  IN A "REAL  ESTATE  MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF
1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION  PURSUANT
TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND THE TRUSTEE THAT
THE PURCHASE OF THIS CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406
OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION  OF THE UNITED  STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS  ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT
FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL  UNIT), (B) A FOREIGN  GOVERNMENT,
ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER
THAN CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER
1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY  SECTION  511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY
SUCH PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH  TRANSFER  IS TO  IMPEDE  THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE
OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH
REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO,  THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-I Certificate

Percentage Interest: 100%

Cut-Off Date:  August 1, 2006

Date of Trust Agreement: August 30, 2006

First Payment Date:  September 25, 2006

Final Payment Date:  October 25, 2036

                                GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2006-HE3
                       (the "Trust"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation of or interest in the  Depositor,  the Sellers,  the  Servicer,  the  Indenture  Trustee or the Owner  Trustee or any of their
Affiliates.  This  Certificate  is not  guaranteed  or  insured by any  governmental  agency or  instrumentality  or by the
Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of their affiliates.  None of the
Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies  that GMAC Mortgage  Corporation is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof)  in  certain  distributions  with  respect to the Trust
Estate,  consisting  primarily  of  the  Mortgage  Loans,  created  by  Residential  Asset  Mortgage  Products,  Inc.  (the
"Depositor").  The Trust (as  defined  herein) was created  pursuant to a trust  agreement  dated as of August 30, 2006 (as amended and  supplemented  from time to time,  the  "Agreement"),  between the Depositor and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  Capitalized  terms  used  herein  that are not  otherwise defined shall have the meanings  ascribed  thereto in Appendix A to the indenture dated as of August 30, 2006,  between the
Trust and the Indenture  Trustee.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the  Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Pursuant  to the  terms  of the  Agreement,  a  distribution  will be made on the 25th  day of each  March,  June,
September and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date specified  above, to the Person in whose name this  Certificate is registered at the  close of  business  on the last day (or if such  last day is not a  Business  Day,  the  Business  Day  immediately preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record  Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any,  required to be distributed to  Certificateholders  of  Certificates  on such Payment Date.
Distributions  on this  Certificate  will be made as provided in the  Agreement  by the  Certificate  Paying  Agent by wire transfer or check  mailed to the  Certificateholder  of record in the  Certificate  Register  without the  presentation  or surrender of this Certificate or the making of any notation hereon.

         Except as otherwise  provided in the Agreement  and  notwithstanding  the above,  the final  distribution  on this
Certificate  will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the Corporate  Trust Office of the  Certificate  Registrar.  This
Certificate has no Certificate Balance.

         Each  Certificateholder  of this  Certificate  will be deemed to have agreed to be bound by the  restrictions  set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate must be a  United  States  Person  and a  Permitted  Transferee,  (ii)  the  transfer  of any  Ownership  Interest  in this
Certificate  will be  conditioned  upon the delivery to the Indenture  Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted or  purported  transfer of any
Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no  rights  in the  purported  transferee,  and (iv) if any  person  other  than a United  States  Person  and a  Permitted
Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Depositor will have the right,  in its sole  discretion  and without notice to the  Certificateholder  of this  Certificate,  to sell this
Certificate  to a purchaser  selected by the  Depositor,  which  purchaser  may be the  Depositor,  or any affiliate of the
Depositor, on such terms and conditions as the Depositor may choose.

         No transfer of this Class R-I  Certificate  will be made unless the Indenture  Trustee has received  either (i) an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the Servicer
with respect to the  permissibility of such transfer under the Employee  Retirement Income Security Act of 1974, as amended
("ERISA"),  and  Section  4975 of the  Internal  Revenue  Code (the  "Code") and  stating,  among  other  things,  that the transferee's  acquisition of a Class R  Certificate  will not constitute or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the form as described by the
Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate is one of a duly authorized  issue of Certificates  designated as GMACM Home Equity  Loan-Backed
Certificates of the Series specified hereon (the "Certificates").

         The Certificateholder of this Certificate,  by its acceptance hereof, agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been released  from the Lien of the Indenture for payment  hereunder and
that  neither  the  Owner  Trustee  in  its   individual   capacity  nor  the   Depositor  is  personally   liable  to  the
Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly  provided in the
Agreement, subject to any liability under the Agreement.

         The  Certificateholder  of this Certificate  acknowledges  and agrees that its rights to receive  distributions in respect of this  Certificate  are  subordinated  to the rights of the  Noteholders  and the  Enhancer as  described  in the
Indenture.

         Each Certificateholder,  by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute  against the  Depositor,  or join in any  institution  against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any United
States federal or state  bankruptcy or similar law in connection with any  obligations  relating to the  Certificates,  the
Notes, the Agreement or any of the other Basic Documents.

         The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied by an
Opinion of Counsel to the Owner Trustee and the Enhancer to the effect that such  amendment  complies  with the  provisions of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the
Policy.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time that any Security is Outstanding,  it shall not be necessary to obtain the consent of the any  Certificateholder,  but the Owner
Trustee and the  Enhancer  shall be  furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Certificateholder.  If the  purpose of the amendment is to add or eliminate or change any  provision of the  Agreement,  other than as specified in the  preceding two sentences,  the amendment  shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture  Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received that are required to be distributed on any  Certificate  without  the  consent  of all  Certificateholders  affected  thereby,  or (ii)  reduce  the  aforesaid percentage  of  Certificates  the  Certificateholders  of which are required to consent to any such  amendment  without the consent of the Certificateholders of all such Certificates then outstanding.

         As  provided  in the  Agreement  and  subject to certain  limitations  therein  set forth,  the  transfer  of this
Certificate is  registerable in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory  to the  Certificate  Registrar  duly  executed by the  Certificateholder  hereof or such  Certificateholder's attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage  Interest will be issued to the designated  transferee.  The initial  Certificate
Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations of a 10.0000%
Percentage  Interest  and in integral  multiples of a 0.0001%  Percentage  Interest in excess  thereof.  As provided in the
Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new Certificates of authorized  denominations,  as requested by the Certificateholder  surrendering the same. This Certificate is issued in the
Percentage Interest above.

         No service  charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the
Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  payable  in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar and any agent of the Owner Trustee, the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the  Person in whose name this  Certificate  is registered  as the owner  hereof for all  purposes,  and none of the Owner  Trustee,  the  Certificate  Paying  Agent,  the
Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the  Agreement in respect of this  Certificate  and the Trust  created  thereby shall terminate upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in accordance  with the terms of the Indenture and the Agreement.

         Unless the  certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner
Trustee,  or an authenticating  agent by manual signature,  this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                                                 [Signature Page Follows]

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity,  has caused this
Class SB Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2006-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely  as  Owner
                                                                   Trustee

Dated: August 30, 2006                                    By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: __________________________________________________
                 Authorized Signatory

or ___________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                        ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ____________________________________________________________________________________________________
                                           (name and address of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:________________________
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within
Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                 DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________

for the account of_________________________________________________________________________, account number
____________________________ , or, if mailed by check, to  ________________________________________________.

         Applicable statements should be mailed to ________________________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                        EXHIBIT I-2

                                              FORM OF CLASS R-II CERTIFICATE

THIS  CERTIFICATE  MAY NOT BE HELD BY OR  TRANSFERRED  TO A NON-UNITED  STATES PERSON OR A  DISQUALIFIED  ORGANIZATION  (AS
DEFINED BELOW).

SOLELY FOR U.S.  FEDERAL  INCOME TAX  PURPOSES,  THIS  CERTIFICATE  IS A "RESIDUAL  INTEREST"  IN A "REAL  ESTATE  MORTGAGE
INVESTMENT  CONDUIT" AS THOSE TERMS ARE DEFINED,  RESPECTIVELY,  IN SECTIONS 860G AND 860D OF THE INTERNAL  REVENUE CODE OF
1986 (THE "CODE").

NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON,  UNLESS THE TRANSFEREE PROVIDES EITHER A CERTIFICATION  PURSUANT
TO SECTION 3.05 OF THE AGREEMENT OR AN OPINION OF COUNSEL  SATISFACTORY  TO THE SERVICER,  THE COMPANY AND THE TRUSTEE THAT
THE PURCHASE OF THIS CERTIFICATE  WILL NOT CONSTITUTE OR RESULT IN A NON-EXEMPT  PROHIBITED  TRANSACTION  UNDER SECTION 406
OF THE EMPLOYEE  RETIREMENT  INCOME  SECURITY ACT OF 1974, AS AMENDED  ("ERISA"),  OR SECTION 4975 OF THE CODE AND WILL NOT
SUBJECT THE  SERVICER,  THE COMPANY OR THE TRUSTEE TO ANY  OBLIGATION  OR LIABILITY IN ADDITION TO THOSE  UNDERTAKEN IN THE
AGREEMENT.

ANY RESALE,  TRANSFER OR OTHER  DISPOSITION  OF THIS  CERTIFICATE  MAY BE MADE ONLY IF THE PROPOSED  TRANSFEREE  PROVIDES A
TRANSFER  AFFIDAVIT TO THE SERVICER AND THE TRUSTEE THAT (1) SUCH  TRANSFEREE  IS NOT (A) THE UNITED  STATES,  ANY STATE OR
POLITICAL  SUBDIVISION  THEREOF,  ANY  POSSESSION  OF THE UNITED  STATES,  OR ANY AGENCY OR  INSTRUMENTALITY  OF ANY OF THE
FOREGOING  (OTHER THAN AN  INSTRUMENTALITY  WHICH IS A CORPORATION  IF ALL OF ITS  ACTIVITIES ARE SUBJECT TO TAX AND EXCEPT
FOR THE FHLMC, A MAJORITY OF ITS BOARD OF DIRECTORS IS NOT SELECTED BY SUCH GOVERNMENTAL  UNIT), (B) A FOREIGN  GOVERNMENT,
ANY INTERNATIONAL  ORGANIZATION,  OR ANY AGENCY OR INSTRUMENTALITY OF EITHER OF THE FOREGOING,  (C) ANY ORGANIZATION (OTHER
THAN CERTAIN  FARMERS'  COOPERATIVES  DESCRIBED IN SECTION 521 OF THE CODE) WHICH IS EXEMPT FROM THE TAX IMPOSED BY CHAPTER
1 OF THE CODE  UNLESS  SUCH  ORGANIZATION  IS SUBJECT TO THE TAX  IMPOSED BY  SECTION  511 OF THE CODE  (INCLUDING  THE TAX
IMPOSED BY SECTION 511 OF THE CODE ON UNRELATED  BUSINESS  TAXABLE INCOME),  (D) RURAL ELECTRIC AND TELEPHONE  COOPERATIVES
DESCRIBED IN SECTION  1381(a)(2)(C)  OF THE CODE, (E) AN ELECTING LARGE  PARTNERSHIP  UNDER SECTION 775(a) OF THE CODE (ANY
SUCH PERSON  DESCRIBED IN THE  FOREGOING  CLAUSES (A),  (B),  (C), (D) OR (E) BEING HEREIN  REFERRED TO AS A  "DISQUALIFIED
ORGANIZATION"),  OR (F) AN AGENT  OF A  DISQUALIFIED  ORGANIZATION,  (2) NO  PURPOSE  OF SUCH  TRANSFER  IS TO  IMPEDE  THE
ASSESSMENT OR COLLECTION OF TAX AND (3) SUCH TRANSFEREE  SATISFIES CERTAIN ADDITIONAL  CONDITIONS RELATING TO THE FINANCIAL
CONDITION OF THE PROPOSED TRANSFEREE.  NOTWITHSTANDING THE REGISTRATION IN THE CERTIFICATE  REGISTER OR ANY TRANSFER,  SALE
OR OTHER DISPOSITION OF THIS CERTIFICATE TO A DISQUALIFIED  ORGANIZATION OR AN AGENT OF A DISQUALIFIED  ORGANIZATION,  SUCH
REGISTRATION  SHALL BE DEEMED TO BE OF NO LEGAL  FORCE OR EFFECT  WHATSOEVER  AND SUCH  PERSON  SHALL NOT BE DEEMED TO BE A
CERTIFICATEHOLDER  FOR ANY  PURPOSE  HEREUNDER,  INCLUDING,  BUT NOT  LIMITED  TO,  THE  RECEIPT OF  DISTRIBUTIONS  ON THIS
CERTIFICATE.  EACH HOLDER OF THIS  CERTIFICATE BY ACCEPTANCE OF THIS  CERTIFICATE  SHALL BE DEEMED TO HAVE CONSENTED TO THE
PROVISIONS OF THIS PARAGRAPH.

Certificate No. 1

Class R-II Certificate

Percentage Interest: 100%

Cut-Off Date:  August 1, 2006

Date of Trust Agreement:  August 30, 2006

First Payment Date:  September 25, 2006

Final Payment Date: [May 25, 2036]

                                GMACM HOME EQUITY LOAN-BACKED CERTIFICATE, SERIES 2006-HE3

                    evidencing a fractional undivided interest in GMACM Home Equity Loan Trust 2006-HE3
                       (the "Trust"), the property of which consists primarily of the Mortgage Loans.

         This  Certificate is payable  solely from the assets of the Trust Estate,  and does not represent an obligation of or interest in the  Depositor,  the Sellers,  the  Servicer,  the  Indenture  Trustee or the Owner  Trustee or any of their
Affiliates.  This  Certificate  is not  guaranteed  or  insured by any  governmental  agency or  instrumentality  or by the
Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of their affiliates.  None of the
Depositor,  the Sellers, the Servicer,  the Indenture Trustee or the Owner Trustee or any of their Affiliates will have any obligation with respect to any certificate or other obligation secured by or payable from payments on the Certificates.

         This certifies  that GMAC Mortgage  Corporation is the registered  owner of the  Certificate  Percentage  Interest evidenced  by this  Certificate  (as set forth on the face  hereof)  in  certain  distributions  with  respect to the Trust
Estate,  consisting  primarily  of  the  Mortgage  Loans,  created  by  Residential  Asset  Mortgage  Products,  Inc.  (the
"Depositor").  The Trust (as  defined  herein) was created  pursuant to a trust  agreement  dated as of August 30, 2006 (as amended and  supplemented  from time to time,  the  "Agreement"),  between the Depositor and Wilmington  Trust Company,  as owner trustee (the "Owner  Trustee," which term includes any successor  entity under the  Agreement),  a summary of certain of the  pertinent  provisions  of which is set forth  hereafter.  Capitalized  terms  used  herein  that are not  otherwise defined shall have the meanings  ascribed  thereto in Appendix A to the indenture dated as of August 30, 2006,  between the
Trust and the Indenture  Trustee.  This Certificate is issued under and is subject to the terms,  provisions and conditions of the Agreement,  to which Agreement the  Certificateholder of this Certificate by virtue of the acceptance hereof assents and by which such Certificateholder is bound.

         Pursuant  to the  terms  of the  Agreement,  a  distribution  will be made on the 25th  day of each  March,  June,
September and December or, if such 25th day is not a Business  Day, the Business Day  immediately  following  (the "Payment
Date"),  commencing on the first Payment Date specified  above, to the Person in whose name this  Certificate is registered at the  close of  business  on the last day (or if such  last day is not a  Business  Day,  the  Business  Day  immediately preceding such last day) of the month  immediately  preceding the month of such  distribution  (the "Record  Date"),  in an amount equal to the pro rata portion  evidenced by this  Certificate  (based on the Percentage  Interest stated on the face hereon) of the amount,  if any,  required to be distributed to  Certificateholders  of  Certificates  on such Payment Date.
Distributions  on this  Certificate  will be made as provided in the  Agreement  by the  Certificate  Paying  Agent by wire transfer or check  mailed to the  Certificateholder  of record in the  Certificate  Register  without the  presentation  or surrender of this Certificate or the making of any notation hereon.

         Except as otherwise  provided in the Agreement  and  notwithstanding  the above,  the final  distribution  on this
Certificate  will be made after due notice by the Certificate  Paying Agent of the pendency of such  distribution  and only upon  presentation  and surrender of this  Certificate at the Corporate  Trust Office of the  Certificate  Registrar.  This
Certificate has no Certificate Balance.

         Each  Certificateholder  of this  Certificate  will be deemed to have agreed to be bound by the  restrictions  set forth in the Agreement to the effect that (i) each person holding or acquiring any Ownership  Interest in this  Certificate must be a  United  States  Person  and a  Permitted  Transferee,  (ii)  the  transfer  of any  Ownership  Interest  in this
Certificate  will be  conditioned  upon the delivery to the Indenture  Trustee of, among other things,  an affidavit to the effect that it is a United  States  Person and  Permitted  Transferee,  (iii) any  attempted or  purported  transfer of any
Ownership  Interest in this  Certificate in violation of such  restrictions  will be absolutely null and void and will vest no  rights  in the  purported  transferee,  and (iv) if any  person  other  than a United  States  Person  and a  Permitted
Transferee  acquires any Ownership Interest in this Certificate in violation of such restrictions,  then the Depositor will have the right,  in its sole  discretion  and without notice to the  Certificateholder  of this  Certificate,  to sell this
Certificate  to a purchaser  selected by the  Depositor,  which  purchaser  may be the  Depositor,  or any affiliate of the
Depositor, on such terms and conditions as the Depositor may choose.

         No transfer of this Class R-II  Certificate  will be made unless the Indenture  Trustee has received either (i) an opinion of counsel  acceptable to and in form and  substance  satisfactory  to the Trustee,  the Depositor and the Servicer
with respect to the  permissibility of such transfer under the Employee  Retirement Income Security Act of 1974, as amended
("ERISA"),  and  Section  4975 of the  Internal  Revenue  Code (the  "Code") and  stating,  among  other  things,  that the transferee's  acquisition of a Class R  Certificate  will not constitute or result in a non-exempt  prohibited  transaction under  Section 406 of ERISA or Section 4975 of the Code or (ii) a  representation  letter,  in the form as described by the
Agreement,  stating that the  transferee  is not an employee  benefit or other plan subject to the  prohibited  transaction provisions of ERISA or Section 4975 of the Code (a "Plan"),  or any other person (including an investment  manager, a named fiduciary or a trustee of any Plan) acting,  directly or indirectly,  on behalf of or purchasing any Certificate with "plan assets" of any Plan.

         This  Certificate is one of a duly authorized  issue of Certificates  designated as GMACM Home Equity  Loan-Backed
Certificates of the Series specified hereon (the "Certificates").

         The Certificateholder of this Certificate,  by its acceptance hereof, agrees that it will look solely to the funds on deposit in the  Distribution  Account that have been released  from the Lien of the Indenture for payment  hereunder and
that  neither  the  Owner  Trustee  in  its   individual   capacity  nor  the   Depositor  is  personally   liable  to  the
Certificateholders  for any amount payable under this Certificate or the Agreement or, except as expressly  provided in the
Agreement, subject to any liability under the Agreement.

         The  Certificateholder  of this Certificate  acknowledges  and agrees that its rights to receive  distributions in respect of this  Certificate  are  subordinated  to the rights of the  Noteholders  and the  Enhancer as  described  in the
Indenture.

         Each Certificateholder,  by its acceptance of a Certificate, covenants and agrees that such Certificateholder will not at any time institute  against the  Depositor,  or join in any  institution  against the Depositor or the Trust of, any bankruptcy,  reorganization,  arrangement,  insolvency or liquidation  proceedings,  or other  proceedings under any United
States federal or state  bankruptcy or similar law in connection with any  obligations  relating to the  Certificates,  the
Notes, the Agreement or any of the other Basic Documents.

         The Agreement permits the amendment  thereof as specified below,  provided that any amendment be accompanied by an
Opinion of Counsel to the Owner Trustee and the Enhancer to the effect that such  amendment  complies  with the  provisions of the  Agreement  and will not cause the Trust to be subject to an entity level tax. If the purpose of any such  amendment is to correct any mistake,  eliminate any inconsistency,  cure any ambiguity or deal with any matter not covered,  it shall not be necessary to obtain the consent of any  Certificateholder,  but the Owner Trustee  shall be furnished  with a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined  without regard to the
Policy.  If the purpose of any such  amendment is to prevent the  imposition of any federal or state taxes at any time that any Security is Outstanding,  it shall not be necessary to obtain the consent of the any  Certificateholder,  but the Owner
Trustee and the  Enhancer  shall be  furnished  with an Opinion of Counsel  that such  amendment is necessary or helpful to prevent  the  imposition  of such taxes and is not  materially  adverse  to any  Certificateholder.  If the  purpose of the amendment is to add or eliminate or change any  provision of the  Agreement,  other than as specified in the  preceding two sentences,  the amendment  shall require either (a) a letter from each Rating Agency to the effect that such amendment will not cause a Rating Event,  determined without regard to the Policy or (b) the consent of  Certificateholders  of a majority of the Percentage  Interests of the  Certificates  and the Indenture  Trustee;  provided,  however,  that no such amendment shall (i) reduce in any manner the amount of, or delay the time of,  payments  received that are required to be distributed on any  Certificate  without  the  consent  of all  Certificateholders  affected  thereby,  or (ii)  reduce  the  aforesaid percentage  of  Certificates  the  Certificateholders  of which are required to consent to any such  amendment  without the consent of the Certificateholders of all such Certificates then outstanding.

         As  provided  in the  Agreement  and  subject to certain  limitations  therein  set forth,  the  transfer  of this
Certificate is  registerable in the Certificate  Register upon surrender of this  Certificate for  registration of transfer at the  Corporate  Trust Office of the  Certificate  Registrar,  accompanied  by a written  instrument  of transfer in form satisfactory  to the  Certificate  Registrar  duly  executed by the  Certificateholder  hereof or such  Certificateholder's attorney duly  authorized in writing,  and thereupon one or more new  Certificates of authorized  denominations  evidencing the same Class and  aggregate  Percentage  Interest will be issued to the designated  transferee.  The initial  Certificate
Registrar appointed under the Agreement is the Owner Trustee.

         Except as provided in the Agreement,  the  Certificates  are issuable only in minimum  denominations of a 10.0000%
Percentage  Interest  and in integral  multiples of a 0.0001%  Percentage  Interest in excess  thereof.  As provided in the
Agreement and subject to certain  limitations  therein set forth, the Certificates are exchangeable for new Certificates of authorized  denominations,  as requested by the Certificateholder  surrendering the same. This Certificate is issued in the
Percentage Interest above.

         No service  charge will be made for any such  registration  of transfer or exchange,  but the Owner Trustee or the
Certificate  Registrar  may  require  payment  of a sum  sufficient  to cover any tax or  governmental  charge  payable  in connection therewith.

         The Owner Trustee,  the Certificate  Paying Agent,  the Certificate  Registrar and any agent of the Owner Trustee, the  Certificate  Paying  Agent,  or the  Certificate  Registrar  may treat the  Person in whose name this  Certificate  is registered  as the owner  hereof for all  purposes,  and none of the Owner  Trustee,  the  Certificate  Paying  Agent,  the
Certificate Registrar or any such agent shall be affected by any notice to the contrary.

         This Certificate shall be governed by and construed in accordance with the laws of the State of Delaware.

         The  obligations  created by the  Agreement in respect of this  Certificate  and the Trust  created  thereby shall terminate upon the final  distribution  of all moneys or other property or proceeds of the Trust Estate in accordance  with the terms of the Indenture and the Agreement.

         Unless the  certificate of  authentication  hereon shall have been executed by an authorized  officer of the Owner
Trustee,  or an authenticating  agent by manual signature,  this Certificate shall not be entitled to any benefit under the
Agreement or be valid for any purpose.

                                                 [Signature Page Follows]

         IN WITNESS WHEREOF, the Owner Trustee, on behalf of the Trust and not in its individual capacity,  has caused this
Class SB Certificate to be duly executed.

                                                          GMACM HOME EQUITY LOAN TRUST 2006-HE3

                                                          By:   WILMINGTON TRUST COMPANY,
                                                                   not in its  individual  capacity  but  solely  as  Owner
                                                                   Trustee

Dated: August 30, 2006                                    By:______________________________________________________
                                                                            Authorized Signatory

CERTIFICATE OF AUTHENTICATION

This is one of the Certificates referred to in the within mentioned Agreement.

WILMINGTON TRUST COMPANY,
not in its individual capacity
but solely as Owner Trustee

By: __________________________________________________
                 Authorized Signatory

or ___________________________________________________,
         as Authenticating Agent of the Trust

By:__________________________________________________
                 Authorized Signatory

                                                        ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfer unto

 ____________________________________________________________________________________________________
                                           (name and address of assignee)

the within Certificate, and all rights thereunder, hereby irrevocably constituting and appointing
______________________________________________________________________________________________________
to transfer said Certificate on the books of the Certificate Registrar, with full power of substitution in the premises.

Dated:________________________
                                                            _____________________________________ */
                                                                      Signature Guaranteed:

                                                                 ___________________________ */

*/  NOTICE:  The signature to this assignment must correspond with the name as it appears upon the face of the within
Certificate in every particular, without alteration, enlargement or any change whatever.  Such signature must be guaranteed by a member firm of the New York Stock Exchange or a commercial bank or trust company.

                                                 DISTRIBUTION INSTRUCTIONS

         The assignee should include the following for the information of the Certificate Paying Agent:

         Distribution shall be made by wire transfer in immediately available funds to
___________________________________________________________________________________________________________

for the account of_________________________________________________________________________, account number
____________________________ , or, if mailed by check, to  ________________________________________________.

         Applicable statements should be mailed to ________________________________________________________.

                                                          ________________________________
                                                          Signature of assignee or agent
                                                          (for authorization of wire
                                                          transfer only)

                                                        EXHIBIT J-1
                                         FORM OF TRANSFER AFFIDAVIT AND AGREEMENT

STATE OF                                )

                                        )    ss.:

COUNTY OF                               )
                  [NAME OF OFFICER], being first duly sworn, deposes and says:

(1)      That he is [Title of Officer] of [Name of Owner] (record or beneficial owner of the GMACM Home Equity Loan-Backed
Certificates, Series 2006-HE3, Class R-[  ] (the "Owner")), a [savings institution] [corporation] duly organized and existing under the laws of [the State of __________________________________] [the United States], on behalf of which he makes this affidavit and agreement.

(2)      That the Owner (i) is not and will not be a "disqualified organization" or an electing large partnership as of
[date of transfer] within the meaning of Sections 860E(e)(5) and 775, respectively, of the Internal Revenue Code of 1986, as amended (the "Code") or an electing large partnership under Section 775(a) of the Code, (ii) will endeavor to remain other than a disqualified organization for so long as it retains its ownership interest in the Class R-[  ] Certificates, and (iii) is acquiring the Class R-[  ] Certificates for its own account or for the account of another Owner from which it has received an affidavit and agreement in substantially the same form as this affidavit and agreement. (For this purpose, a "disqualified organization" means an electing large partnership under Section 775 of the Code, the United
States, any state or political subdivision thereof, any agency or instrumentality of any of the foregoing (other than an instrumentality all of the activities of which are subject to tax and, except for the Federal Home Loan Mortgage
Corporation, a majority of whose board of directors is not selected by any such governmental entity) or any foreign government, international organization or any agency or instrumentality of such foreign government or organization, any rural electric or telephone cooperative, or any organization (other than certain farmers' cooperatives) that is generally exempt from federal income tax unless such organization is subject to the tax on unrelated business taxable income).

(3)      That the Owner is aware (i) of the tax that would be imposed on transfers of Class R Certificates to disqualified organizations or electing large partnerships, under the Code, that applies to all transfers of Class R Certificates after
March 31, 1988; (ii) that such tax would be on the transferor (or, with respect to transfers to electing large partnerships, on each such partnership), or, if such transfer is through an agent (which person includes a broker, nominee or middleman) for a disqualified organization, on the agent; (iii) that the person (other than with respect to transfers to electing large partnerships) otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R-[  ]
Certificates may be "noneconomic residual interests" within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

(4)      That the Owner is aware of the tax imposed on a "pass-through entity" holding Class R Certificates if either the pass-through entity is an electing large partnership under Section 775 of the if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity.  (For this purpose, a "pass through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

(5)      The Owner is a citizen or resident of the United States, a corporation, partnership or other entity created or organized in, or under the laws of, the United States or any political subdivision thereof (except in the case of a partnership, to the extent provided in Treasury regulations), or an estate that is described in Section 7701(a)(30)(D) of the Code, or a trust that is described in Section 7701(a)(30)(E) of the Code.

(6)      That the Owner is aware that the Certificate Registrar will not register the transfer of any Class R Certificates unless the transferee, or the transferee's agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement.  The Owner expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

(7)      That the Owner has reviewed the restrictions set forth on the face of the Class R Certificates and the provisions of Section 3.05 of the Trust Agreement under which the Class R-[  ] Certificates were issued (in particular, clause
(i)(A) and (i)(B) of Section 3.05 which authorize the Certificate Registrar to deliver payments to a person other than the Owner and negotiate a mandatory sale by the Servicer Trustee in the event the Owner holds such Certificates in violation of Section 3.05).  The Owner expressly agrees to be bound by and to comply with such restrictions and provisions.

(8)      That the Owner consents to any additional restrictions or arrangements that shall be deemed necessary upon advice of counsel to constitute a reasonable arrangement to ensure that the Class R-[  ] Certificates will only be owned, directly or indirectly, by an Owner that is not a disqualified organization.

(9)      The Owner's Taxpayer Identification Number is ___________________.

(10)     This affidavit and agreement relates only to the Class R-[  ] Certificates held by the Owner and not to any other holder of the Class R-[  ]Certificates.  The Owner understands that the liabilities described herein relate only to the
Class R-[  ] Certificates.

(11)     That no purpose of the Owner relating to the transfer of any of the Class R-[  ] Certificates by the Owner is or
will be to impede the assessment or collection of any tax.

(12)     That the Owner has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Certificates remain outstanding.  In this regard, the Owner hereby represents to and for the benefit of the person from whom it acquired the Class R-[  ] Certificate that the Owner intends to pay taxes associated with holding such Class R-[  ] Certificate as they become due, fully understanding that it may incur tax liabilities in excess of any cash flows generated by the Class R-[  ] Certificate.

(13)     That the Owner has no present knowledge or expectation that it will become insolvent or subject to a bankruptcy proceeding for so long as any of the Class R-[  ] Certificates remain outstanding.

(14)     The Purchaser is not an employee benefit plan or other plan subject to the prohibited transaction provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or Section 4975 of the Internal Revenue Code
of 1986, as amended (the "Code"), or an investment manager, named fiduciary or a trustee of any such plan, or any other
Person acting, directly or indirectly, on behalf of or purchasing any Certificate with "plan assets" of any such plan.

                  IN WITNESS WHEREOF, the Owner has caused this instrument to be executed on its behalf, pursuant to the authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ____ day of __________, ____________.

                                                     [NAME OF OWNER]

                                                     By: ____________________________________________
                                                            [Name of Officer]
                                                            [Title of Officer]
[Corporate Seal]

ATTEST:

[Assistant] Secretary

                  Personally appeared before me the above-named [Name of Officer], known or proved to me to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Owner, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Owner.

                  Subscribed and sworn before me this ____ day of __________, ____________.

                                                            NOTARY PUBLIC

                                                     COUNTY OF  ______________________________
                                                     STATE OF
                                                                My Commission expires the _____ day of____, 20 ___.

                                                        EXHIBIT J-2

                                              FORM OF TRANSFEROR CERTIFICATE

                                                             ___________ , 20

Residential Asset Mortgage Products, Inc.
8400 Normandale Lake Boulevard
Suite 600
Minneapolis, Minnesota  55437

Wells Fargo Bank, N.A.
Sixth Street and Marquette Avenue
Minneapolis, Minnesota 55479
Attention: Corporate Trust Services

                  Re:      GMACM Home Equity Loan-Backed Term Notes,
                           Series 2006-HE3, Class R

Ladies and Gentlemen:

                  This letter is delivered to you in connection with the transfer by _________________________________________
__________________________________________________________________________________________________________(the "Seller") to
_________________________________________________________________________ (the "Purchaser") of $_______________________Initial
Certificate Principal Balance of GMACM Home Loan Backed Pass-Through Certificates, Series 2006-HE3, Class R-[  ] (the
"Certificates"), pursuant to Section 3.05 of the Trust Agreement (the "Trust Agreement"), dated as of August 30, 2006 among Residential Asset Mortgage Products, Inc., as seller (the "Company"), GMAC Mortgage Corporation, as servicer, and
Wilmington Trust Company, as owner trustee (the "Trustee").  All terms used herein and not otherwise defined shall have the meanings set forth in the Trust Agreement.  The Seller hereby certifies, represents and warrants to, and covenants with, the Company and the Trustee that:

(15)     No purpose of the Seller relating to the transfer of the Certificate by the Seller to the Purchaser is or will be to impede the assessment or collection of any tax.

(16)     The Seller understands that the Purchaser has delivered to the Trustee and the Servicer a transfer affidavit and agreement in the form attached to the Trust Agreement as Exhibit J-1.  The Seller does not know or believe that any representation contained therein is false.

(17)     The Seller has at the time of the transfer conducted a reasonable investigation of the financial condition of the
Purchaser as contemplated by Treasury Regulations Section 1.860E-1(c)(4)(i) and, as a result of that investigation, the
Seller has determined that the Purchaser has historically paid its debts as they become due and has found no significant evidence to indicate that the Purchaser will not continue to pay its debts as they become due in the future.  The Seller understands that the transfer of a Class R-[  ] Certificate may not be respected for United States income tax purposes
(and the Seller may continue to be liable for United States income taxes associated therewith) unless the Seller has conducted such an investigation.

(18)     The Seller has no actual knowledge that the proposed Transferee is not both a United States Person and a
Permitted Transferee.

Very truly yours,

(Seller)
By:   _________________________________
Name: _________________________________
Title:   ______________________________